As filed with the Securities and Exchange Commission on September 28, 2007.


                                                      1933 Act File No. 33-65572
                                                      1940 Act File No. 811-7852


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___


                         Post-Effective Amendment No. 28
                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                Amendment No. 29


                             USAA MUTUAL FUNDS TRUST
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
                  -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226
                                                           ---------------
                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                       ---------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485


___  immediately upon filing pursuant to paragraph (b)
___  on (date) pursuant to paragraph  (b)
___  60 days after filing pursuant to paragraph (a)(1)
_X_  on (December 1, 2007) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            Exhibit Index on Page 154
                                                                   Page 1 of 183

                                     Part A


                            The Prospectuses for the
                      First Start Growth Fund, Growth Fund,
                            and Growth & Income Fund

                               are included herein

                                     Part A


                             The Prospectus for the
                             First Start Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA FIRST START GROWTH Fund

     An asset allocation fund seeking long-term capita growth with reduced volatility over time.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]


     DECEMBER 1, 2007


The USAA First Start Growth Fund is designed to stimulate interest in long-term investing by young people. It is part of USAA First Start, a money management plan for young people.

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   4

Fees and Expenses                                         5

Fund Investments                                          6

Fund Management                                           8

Using Mutual Funds in an
Investment Program                                       11

How to Invest                                            11

How to Redeem                                            13

How to Exchange                                          13

Other Important Information
About Purchases, Redemptions,
and Exchanges                                            14

Shareholder Information                                  15

Financial Highlights                                     18

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is to seek long-term capital growth with reduced volatility over time. The Fund's strategy to achieve this objective is to invest primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     As an alternative investment strategy, in our attempt to reduce the Fund's volatility over time, the Fund may at times implement an index option-based strategy. The strategy involves selling index call options and purchasing index put options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

     We are the Fund's investment adviser. We manage the Fund's assets invested in stock exchange-traded funds (ETFs), bonds, and money market instruments, and will determine what percentage of the Fund's assets should be invested in equity securities or bonds and money market instruments. We have retained Credit Suisse Asset Management, LLC (Credit Suisse) to serve as subadviser of the Fund. Credit Suisse is responsible for managing the portion of the Fund's assets attributed to equity securities. We have also retained Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group) to serve as a subadviser of the Fund. The Volaris Group is responsible for managing the index option-based risk management strategy for the Fund.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, options strategy risk, credit risk, interest rate risk, management risk, foreign investing risk, the risk of investing in exchange-traded funds, derivatives risk, and rebalancing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline.

     CREDIT RISK: The possibility that a borrower cannot make timely interest and principal payments on its securities. The debt securities in the Fund's portfolio are subject to credit risk. The Fund accepts some credit risk as a recognized means to enhance investors' return. All securities varying from the highest quality to very speculative have some degree of credit risk. We attempt to minimize the Fund's overall credit risk by:

     |X| Primarily investing in securities considered investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     |X| When evaluating potential investments for the Fund, our credit analysts also independently assess credit risk and its impact on the Fund's portfolio.

     |X| Diversifying the Fund's portfolio by investing in securities of a large number of unrelated issuers, which reduces the Fund's exposure to the risks of an investment in the securities of any one issuer or group of issuers. We invest in many securities with slightly different risk characteristics and across different economic sectors and geographic regions. If a random credit event should occur, such as a default,

USAA First Start Growth Fund - 2

------------------------------------------------------------------------------

          the Fund would suffer a much smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

     Securities rated below investment grade (junk or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund's price could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     INTEREST RATE RISK: The possibility that the value of the Fund's investments will fluctuate because of changes in interest rates. As a mutual fund investing in fixed-income securities, the Fund is subject to the risk that the market value of the fixed-income securities will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     |X| IF INTEREST RATES INCREASE: the yield of the Fund may increase and the market value of the Fund's securities will likely decline, adversely affecting the Fund's net asset value and total return.

     |X| IF INTEREST RATES DECREASE: the yield of the Fund may decrease and the market value of the Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

     MANAGEMENT RISK: The possibility that the investment techniques and risk analyses used by the Fund's manager will not produce the desired results. The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     |X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     |X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     EXCHANGE-TRADED FUNDS RISK: The Fund may invest in shares of exchange-traded funds (ETFs), which generally are investment companies that hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular securities market index (or sector of an index). ETFs, as investment companies, incur their own management and other fees and expenses, such as trustees fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the securities underlying the ETF. In addition, the Fund will be indirectly exposed to all of the risk of securities held by the ETFs.

     DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will

                                                                  3 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

     be employed or that they will work, and their use could reduce potential returns or even losses to the Fund.

     REBALANCING RISK: In purchasing and selling securities in order to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

     TOTAL RETURN
     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE CHANGE  IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================

     [BAR CHART]
     ANNUAL RETURNS FOR PERIODS ENDED 12/31
     *FUND BEGAN OPERATIONS ON AUGUST 1, 1997.

                    CALENDAR YEAR       TOTAL RETURN
                         1998*               40.96%
                         1999                21.83%
                         2000               -16.41%
                         2001               -32.60%
                         2002               -29.65%
                         2003                28.70%
                         2004                11.38%
                         2005                10.74%
                         2006                -0.97%

                           NINE-MONTH YTD TOTAL RETURN
                                 x.xx% (9/30/07)

      BEST QUARTER**                            WORST QUARTER**
      30.12% 4th Qtr. 1998                -30.57% 3rd Qtr. 2001

[footnote]
       ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to December 1, 2005, which is the date on which IMCO assumed day-to-day management of the portion of the Fund's assets invested in fixed-income securities and October 2, 2006, which is the date on which Credit Suisse assumed day-to-day management of the portion of the Fund's assets invested in equity securities.

USAA First Start Growth Fund - 4

-------------------------------------------------------------------------------

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2006

                                                                       SINCE
                                               PAST       PAST       INCEPTION
                                              1 YEAR     5 YEARS       8/1/97
------------------------------------------------------------------------------
Return Before Taxes                           -0.97%       2.03%        0.66%
------------------------------------------------------------------------------
Return After Taxes on Distributions           -1.20%       1.99%        0.59%
------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares                       -0.51%       1.72%        0.53%
------------------------------------------------------------------------------
Russell 3000(R) Index* (reflects
no deduction for fees, expenses, or taxes)    15.72%       7.17%        6.46%+
------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond
Index* (reflects no deduction for fees,
expenses, or taxes)                            4.33%       5.06%        5.99%+
------------------------------------------------------------------------------
Lipper Flexible Portfolio Funds Index**
(reflects no deduction for taxes)             12.77%       6.62%        5.52%+
------------------------------------------------------------------------------
[FOOTNOTE]
* The Russell 3000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 3000 Index measures the performance of a broad universe of 3,000
     largest  U.S.  companies  based  on  total  market  capitalization,   which
     represents approximately 98% of the investable U.S. equity market. The Lehman Brothers U.S. Aggregate Bond Index covers the U.S. investment-grade fix-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

** The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category. This category includes funds that allocate their investments across various asset classes, including stocks, bonds, and money market instruments with a focus on total return.

+ The performance of the Russell 3000 Index, Lehman Brothers U.S. Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Index is calculated with a commencement date of July 31, 1997, while the Fund's inception date is August 1, 1997. There may be a slight variation in the comparative performance numbers because of this difference.

================================================================================

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the past fiscal year ended July 31, 2007, and are calculated as a percentage of average net assets (ANA).

       Management Fee                           .76%a
       Distribution and Service (12b-1) Fees    None
       Other Expenses                          1.46%
       Acquired Fund Fees and Expenses          .03%b
       TOTAL ANNUAL OPERATING EXPENSES         2.25%C,D

[footnotes]
     a A performance fee adjustment increased the management fee of 0.75% by 0.01% for the fiscal year ended July 31, 2007. The performance adjustment was calculated by comparing the Fund's performance during the relevant performance period to that of the applicable Lipper Index. See page 8 for more information about the calculation of the performance fee adjustment.

     b Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including exchange-traded funds (ETFs). Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not directly reflected in the Fund's Financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 19.

     c Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

     d We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.38% of the Fund's ANA, before reductions of any expenses paid indirectly excluding Acquired Fund Fees and Expenses and portfolio brokerage commissions, and to reimburse the Fund for any expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses would have been as follows:

            Actual Total Annual Operating Expenses      2.22%
               Reimbursement From IMCO                 (0.84%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                       1.38%

     =======================================================================
     [ARROW]  12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY
              FOR ADVERTISING AND OTHER COSTS Of SELLING FUND SHARES.
     =======================================================================

                                                                  5 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

              1 YEAR      3 YEARS       5 YEARS    10 YEARS
          ====================================================
               $228        $704         $1,205      $2,586

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]  WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. To reduce the overall volatility to investors, we will generally invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets.

     The "equity securities" in which the Fund principally invests are domestic or foreign common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and domestic and foreign exchange-traded funds (ETFs). The Fund may also invest through initial public offerings.

     [ARROW]  ARE THERE ANY OTHER INVESTMENT STRATEGIES?

     As an alternative investment strategy in an attempt to reduce the Fund's volatility over time, the Fund may implement an index option-based strategy by selling index call options and buying index put options or put spread options.

     As the seller of an index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

     As the buyer of an index put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease.

     [ARROW]   ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

     Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of the cash paid for purchasing index put options. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL EQUITY PORTFOLIO SECURITIES MADE?

     (CREDIT SUISSE)

     With respect to the portion of the Fund's assets invested in domestic equity securities, the portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. The portfolio managers select securities for the portfolio using proprietary quantitative models, which are designed to:

     |X| Forecast the expected relative return of stocks by analyzing a number of fundamental factors. These factors include a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential, and earnings and price momentum.

     |X| Identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the portfolio's overall exposure to such low-quality stocks.

     |X|  Help determine the portfolio's relative exposure to different industry
          sectors  by  analyzing  sector   performance  under  different  market
          scenarios.

     The portfolio managers apply these models to companies that are represented in one or more domestic indexes (such as, for example, the Russell 3000(R) Index or the S&P 500 Index), as directed by IMCO (the Target Index). A stock may be over-

USAA First Start Growth Fund - 6

--------------------------------------------------------------------------------

     weighted or underweighted in relation to the Target Index based on the expected return and risks associated with that stock, both considered relative to the portfolio as a whole, among other characteristics. In general, the portfolio seeks to maintain investment attributes that are similar to those of the Target Index, and intends to limit its divergence from the Target Index in terms of market, industry, and sector exposures. The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances. If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques.

     Some companies may cease to be represented in the Target Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Target Index, and may continue to hold such securities.

     The portfolio also may invest in new and unseasoned companies that the portfolio managers believe have the potential for long-term capital appreciation.

     [ARROW] HOW ARE EXCHANGE-TRADED FUNDS (ETFS) USED IN THE FUND'S PORTFOLIO?

     The Fund's total assets, may consist of stock exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the net asset values of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

     The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL ETFS, BONDS, AND MONEY MARKET PORTFOLIO SECURITIES MADE?

     With respect to the portion of the Fund's assets invested in ETFs, with domestic or foreign holdings, we will consider a variety of technical and fundamental factors in making the determination to buy and sell.

     With respect to the portion of the Fund's assets invested in bonds and money market securities, we buy bonds that represent value in current market  conditions.  Value  is a  combination  of  yield,  credit  quality, structure (maturity, coupon, redemption features), and liquidity. Recognizing value is the result of simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, are forced by market factors to raise money, or determine that an attractive replacement security is available.

     [ARROW] WHAT TYPES OF BONDS AND MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE FUND'S PORTFOLIO?

     The bond and money market securities in which the Fund principally invests may include, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including preferred and synthetic securities. The bond and money market portion of the Fund is limited to 20% of its net assets invested in preferred or convertible securities.

     Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest only CMBS securities (CMBS IOs), periodic auction reset bonds, Eurodollar and Yankee obligations, loan interests and direct debt instruments, and synthetic securities are subject to special risks that are described in the statement of additional information.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

                                                                  7 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------


     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS IN THE BOND AND MONEY MARKET INSTRUMENTS?

     The Fund will invest primarily in investment-grade securities. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the following rating agencies:

                            LONG-TERM         SHORT-TERM
     RATING AGENCY          DEBT SECURITIES   DEBT SECURITIES
    -----------------------------------------------------------
     Moody's Investors                       At least Prime-3
     Service                At least Baa3     or MIG 3/VMIG 3
     Standard & Poor's                       At least A-3
     Rating Group           At least BBB -    or SP-2
     Fitch Ratings          At least BBB -    At least F3
     Dominion Bond
     Rating Service Limited At least BBB low  At least R-2 low
     A.M. Best Co., Inc.    At least bbb -    At least AMB-3

     If the security is not rated, we may make a determination that the security is of equivalent investment quality to a comparable security.

     In addition, up to 10% of the Fund's net assets may be invested in below-investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. Below-investment-grade securities are considered speculative and are subject to significant credit risk since they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower quality securities generally have less interest rate risk and higher credit risk than the higher quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than the equity market as a whole. The market on which below-investment-grade securities are traded may also be less liquid than the market for investment-grade securities.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

     [ARROW] ARE THE FUND'S ASSETS PROHIBITED FROM BEING INVESTED IN ANY SPECIFIC INDUSTRIES?

     Yes. The Fund's assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages or in companies primarily focused on gaming activities.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. There is no limit on the amount of the Fund's total assets that may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets and exchange-traded funds.

     [ARROW] WHAT SPECIAL SERVICES ARE PROVIDED TO SHAREHOLDERS IN THIS FUND?

     The Fund was designed as part of a program to stimulate interest in long-term investing by young people. Shareholders will receive educational information targeted to young people about the basic concepts of saving and investing.

     ADDITIONAL INFORMATION

     This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ========================================================
     [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
             USAA INVESTMENT MANAGEMENT COMPANY
             APPROXIMATELY $xx BILLION AS OF OCTOBER 31, 2007
     ========================================================

     We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2008.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each sub-

USAA First Start Growth Fund - 8

-------------------------------------------------------------------------------

     adviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We are also responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds, and money market instruments.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of a Lipper Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

     In calculating the performance adjustment, the performance period for the Fund consists of the current month plus the previous 35 months. The portion of the performance adjustment based on the period prior to August 1, 2006, was calculated monthly by comparing the Fund's performance to that of the Lipper Large Cap Growth Funds Index. The portion of the performance adjustment based on the period after August 1, 2006, is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

              OVER/UNDER PERFORMANCE        ANNUAL ADJUSTMENT RATE
              RELATIVE TO INDEX      (IN BASIS POINTS AS A PERCENTAGE
             (IN BASIS POINTS) (1)    OF THE FUND'S AVERAGE NET ASSETS)
        -----------------------------------------------------------------
                 +/- 100 to 400                    +/- 4
                 +/- 401 to 700                    +/- 5
                +/- 701 and greater                +/- 6

[FOOTNOTE]
       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the applicable Lipper Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2007, the performance adjustment increased the management fee of 0.75% by 0.01%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.38% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. With this reimbursement (and the performance adjustment made to the Fund for the fiscal year ended July 31, 2007), we would not have received any management fees.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Credit Suisse and CSSU, under which Credit Suisse and the Volaris Group of CSSU provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of September 30, 2007, the asset management business of Credit Suisse had approximately $612 billion in assets under management. Credit Suisse is compensated directly by IMCO and not by the Fund.

     CSSU  is an SEC  registered  broker-dealer  and  investment  advisor.  CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. Volaris also provides both discretionary and non-discretionary investment related advisory services to approximately 2,500 clients.

     PORTFOLIO MANAGERS

     CREDIT SUISSE

     The Credit Suisse Quantitative Strategies Group is responsible for the day-to-day portfolio management of the portion of the Fund attributed to them. The group currently consists of Joseph Cherian, William Weng, Eric Leng, and Todd Jablonski. Mr. Cherian and Mr. Weng are the lead managers of the Credit Suisse Quantitative Strategies Group.

     JOSEPH CHERIAN, Ph.D., managing director, has been a member of the team since 2004. He is Global Head and Chief Investment

                                                                  9 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

     Officer of the Quantitative Strategies Group. Prior to joining Credit Suisse, Mr. Cherian was at Banc of America Capital Management from 2000 to 2004, where he was a managing director responsible for managing numerous asset allocation funds and quantitative equity products, as well as quantitative research used by Bank of America's active equities and private bank divisions. Previously, he was an associate professor of finance at Boston University. Education: B.S. in electrical engineering, the Massachusetts Institute of Technology; and M.S. and Ph.D. in finance, Cornell University. He formerly served as a review board member of the Research Foundation of the CFA Institute (AIMR).

     WILLIAM WENG, Ph.D., director, has been a member of the team since 2004. He is Head of Quantitative Equities in the Quantitative Strategies Group. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2001 to 2004, as a vice president and senior quantitative analyst, where he had primary responsibility for conducting and implementing research on quantitative active equity, investment strategies, and asset allocation. Prior to that, Mr. Weng was a research assistant at the National Bureau of Economic Research and a teaching fellow at Boston University's Department of Economics from 1995 to 2001. Education: B.A. in management information systems, and M.S. in systems engineering, Tsinghua University in Beijing, China; and Ph.D. in economics, Boston University.

     ERIC LENG, Ph.D. CFA, Director, has been a member of the team since 2007. He is a Senior Portfolio Manager focusing on structured equity portfolios. Prior to joining Credit Suisse, from 2005 to 2007, he founded and served as the managing partner at Clotho Investment Group, an exclusive outside manager for multi-strategy hedge fund of Millennium Partners. From 2002 to 2005, he was a portfolio manager responsible for the market neutral product at DuPont Capital Management. Previously, he was a senior investment analyst at American Century Investment. Education: B.Sc in Molecular Engineering, University of Science and Technology of China; an M.B.A in Finance, Wharton School, University of Pennsylvania; and a Ph.D. in
     Biomedical Sciences, Baylor College of Medicine. He is a CFA Charter holder.

     TODD JABLONSKI, CFA, vice president, has been a member of the team since 2004. He is a portfolio manager in the Quantitative Strategies Group where he focuses on U.S. equity investment products. Prior to joining Credit Suisse, he was at Banc of America Capital Management from 2000 to 2004, where he was an assistant vice president and quantitative analyst supporting investment strategy and asset allocation. Previously, Mr. Jablonski worked as an equity analyst in securities research at A.G. Edwards. Education: B.A. in economics, University of Virginia; and an M.B.A in computational finance, the Stern School of Business at New York
     University. He is a CFA charterholder and is a member of the New York Society of Security Analysts and the Society of Quantitative Analysts.

     IMCO

     RONALD SWEET, CPA, CFA, vice president of Equity Investments, has managed the portion of the Fund's investments in exchange-traded funds since October 2006. Mr. Sweet has 21 years of investment management experience and has worked for us for 21 years. Education: B.B.A., University of Texas at Austin; M.B.A., University of Texas at San Antonio. Mr. Sweet holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

     ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has managed the portion of the Fund invested in bonds since December 2005. Mr. Espe has over 21 years of investment management experience and has worked for us for seven years. Education: B.S., Willamette University; M.B.A., University of Oregon. Mr. Espe holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of San Antonio.

     THE VOLARIS GROUP

     YIRONG LI, CFA, vice president, is a senior member of the Volaris Group and risk management team since 2004. Mr. Li is the primary portfolio manager for the Volaris Group's Low Volatility Return strategy. Also, he is responsible for research and product development, with primary focus in the development, trading, and portfolio management of Volaris Group's European business initiatives. Prior to joining CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School. Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School.

     STU ROSENTHAL, CFA, vice president, is a senior member of the Volaris Group and Trading team since 2005. Mr. Rosenthal is responsible for portfolio management and research of investment volatility strategies. Prior to joining the Volaris Group, from 2003 to 2005, he was an assistant portfolio manager at Rampart Investment Management, a Boston-based boutique specializing in option-related strategies. He previously was an analyst at Grantham, Mayo, Van Otterloo & Co., a Boston-based quantitative manager.
     Education: M.S. in operations research, Northeastern University; and B.S. in applied statistics, Rochester Institute of Technology.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

USAA First Start Growth Fund - 10

-------------------------------------------------------------------------------

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 17 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your

                                                                 11 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

     request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000  [$250  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     |X|  $20 minimum per transaction, per account.

     AUTOMATIC INVESTING

     |X| No initial investment if you elect to have monthly electronic investments of at least $20 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY...

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8181

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8181

     |X| Call toll free to speak with a member service advisor. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     |X|  To open an account, send your application and check to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     |X|  To add to your  account,  visit  our  Web  site  at  USAA.COM  or call
          800-531-8181 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8181 to add these services.

USAA First Start Growth Fund - 12

-------------------------------------------------------------------------------


     USAA BROKERAGE SERVICES 800-531-8181

     |X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY...

     INTERNET

     |X|  Access USAA.COM.

     TELEPHONE

     |X| Call toll free 800-531-8181 to access our 24-hour USAA self-service telephone system or to speak with a member service advisor. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     |X|  Send your written instructions to:

                  REGULAR MAIL:
                  USAA Investment Management Company
                  P.O. Box 659453
                  San Antonio, TX 78265-9825

                  REGISTERED OR EXPRESS MAIL:
                  USAA Investment Management Company
                  9800 Fredericksburg Road
                  San Antonio, TX 78240

     FAX

     |X|  Send a signed fax to 800-292-8177.

     USAA BROKERAGE SERVICES

     |X| Log on to USAA.COM or call toll free 800-531-8181 to speak with a member service advisor.

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

                                                                 13 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To   deter such trading activities,  the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     |X| Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities, and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short- term trading activities if in the best interest of the Fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans;

     |X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA

USAA First Start Growth Fund - 14

-------------------------------------------------------------------------------

          College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds. The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed; |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

Shareholder Information

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at 800-531-8181. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ===================================================
     [ARROW]   FUND NUMBER                     32
     [ARROW]   NEWSPAPER SYMBOL                FStrtGr
     [ARROW]   TICKER SYMBOL                   UFSGX
     ===================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that

                                                                 15 - Prospectus

USAA FIRST START GROWTH FUND
-------------------------------------------------------------------------------

     historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

    ===================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE   =      --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
    ===================================================================

     VALUATION OF SECURITIES

     Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The subadviser has agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures and options contracts are valued at the last quoted sales price at the close of market on the principal exchange on which they are traded.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

USAA First Start Growth Fund - 16

------------------------------------------------------------------------------

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

     ===========================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) the Fund's net capital gain distributions from gains realized in any Fund taxable years beginning before January 1, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     FOREIGN

     Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations. Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any

                                                                 17 - Prospectus

USAA FIRST START GROWTH FUND
--------------------------------------------------------------------------------

     non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to usaa.com and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

USAA First Start Growth Fund - 18

--------------------------------------------------------------------------------

                                                                YEAR ENDED JULY 31
                                            ===================================================================
                                                2007         2006          2005          2004          2003
                                            ===================================================================

Net asset value at beginning of period      $    9.62     $    9.99    $     8.27    $    7.87     $    7.04
                                            -------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                    .17           .02          (.03)(a)     (.04)(a)      (.05)(a)
  Net realized and unrealized gain (loss)        1.02          (.39)         1.75(a)       .44(a)        .88(a)
                                            -------------------------------------------------------------------
Total from investment operations                 1.19          (.37)         1.72(a)       .40(a)        .83(a)
                                            -------------------------------------------------------------------
Less distributions:
   From net investment income                     (.11)          -             -             -            -
                                            -------------------------------------------------------------------
Net asset value at end of period            $   10.70     $    9.62    $     9.99    $    8.27     $    7.87
                                            ===================================================================
Total return (%)*                               12.36(d)      (3.70)        20.80         5.08         11.79
Net assets at end of period (000)           $ 220,295     $ 222,403    $  230,380    $ 188,945     $ 166,096
Ratio of expenses to
  average net assets (%)**(b,c)                  1.39(d)       1.45          1.45         1.45          1.45
Ratio of expenses to average net
  assets, excluding reimbursements (%)*(b)       2.22          2.21          2.31         2.41          3.17
Ratio of net investment income (loss) to
  average net assets (%)**                       1.57           .24          (.33)        (.50)         (.66)
Portfolio turnover (%)                         135.33        226.83         75.20        83.82        118.90

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2007, average net assets were $228,940,000. (a)
     Calculated using average shares.

(b)  Reflects  operating  expenses of the Fund before reductions of any expenses paid indirectly.  The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                                 (.00)+        (.03%)       (.01%)        (.04%)        (.03%)

       + Represents less than 0.01% of average net assets.

(c) Effective August 1, 2006, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.38% of the Fund's average net assets.
     Prior to this date, the voluntary expense limit was 1.45% of the Fund's average net assets.

(d) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

                                                                 19 - Prospectus

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

[USAA EAGLE                                                      ===============
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA
                                                                  ==============


GO PAPERLESS!
Get USAA documents online.
At USAA.COM click: DOCUMENTS


================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]    WE KNOW WHAT IT MEANS TO SERVE. (R)
                     ------------------------------------
                         INSURANCE * MEMBER SERVICES

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper



30228-1207      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                    Part A


                             The Prospectus for the
                                  Growth Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA GROWTH Fund

     An equity fund seeking long-term growth of capital.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     DECEMBER 1, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   3

Fees and Expenses                                         4

Fund Investments                                          5

Fund Management                                           6

Using Mutual Funds in an Investment Program               8

How to Invest                                             8

How to Redeem                                            10

How to Exchange                                          10

Other Important Information
About Purchases, Redemptions
and Exchanges                                            11

Shareholder Information                                  12

Financial Highlights                                     15

USAA GROWTH FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's investment objective is long-term growth of capital. The Fund's strategy to achieve this objective is to invest in equity securities of companies that are selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Loomis, Sayles & Company, L.P. (Loomis Sayles) and The Renaissance Group, LLC (Renaissance) to serve as subadvisers of the Fund. Loomis Sayles and Renaissance are responsible for managing the portion of the Fund's assets allocated to each of them by us.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, management risk, foreign investing risk, and derivatives risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

     MANAGEMENT RISK: The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     |X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     |X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk of interest rate movements and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even losses to the Fund.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

USAA Growth Fund - 2

-------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

     ===========================================================================
     [ARROW] TOTAL RETURN  MEASURES  THE PRICE CHANGE  IN A SHARE  ASSUMING  THE
             REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
     ===========================================================================


[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

               CALENDAR YEAR            TOTAL RETURNS
                    1997                      3.69%
                    1998                     32.13%
                    1999                     21.67%
                    2000                    -19.06%
                    2001                    -23.84%
                    2002                    -31.79%
                    2003                     24.88%
                    2004                     12.66%
                    2005                      9.65%
                    2006                     -0.46%

                           NINE-MONTH YTD TOTAL RETURN
                                 X.XX% (9/30/07)

     BEST QUARTER*                              WORST QUARTER*
     26.08% 4th Qtr. 1998                -25.51% 3rd Qtr. 2001

[footnote]
     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

     This may be particularly true for the period prior to December 3, 2007, which is the date on which Renaissance assumed day-to-day management of a portion of the Fund's assets attributed to it and July 1, 2004, which is the date on which Loomis Sayles assumed day-to-day management of a portion of the Fund's assets attributed to it.


                                                                  3 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

================================================================================

                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                        SINCE
                                      PAST 1    PAST 5     PAST 10   INCEPTION
                                       YEAR     YEARS       YEARS      4/5/71
--------------------------------------------------------------------------------
Return Before Taxes                   -0.46%     0.93%      0.74%       6.35%
-------------------------------------------------------------------------------
Return After Taxes on Distributions   -0.46%     0.93%      0.10%       4.72%
--------------------------------------------------------------------------------
Return After Taxes on Distributions
and Sale of Fund Shares               -0.30%     0.79%      0.49%       4.70%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index*
(reflects no deduction for fees,
expenses, or taxes)                    9.07%     2.69%      5.44%       N/A
--------------------------------------------------------------------------------
Lipper Large Cap Growth Funds Index**
(reflects no deduction for taxes)      4.72%     2.01%      4.72%       N/A
--------------------------------------------------------------------------------

[FOOTNOTES]

* The Russell 1000(R) Growth Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index.

================================================================================

FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2007, and are calculated as a percentage of average net assets (ANA).

       Management Fee                                   .75%a
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .46%
       TOTAL ANNUAL OPERATING EXPENSES                 1.21%B,C

[footnotes]
    a A performance fee adjustment increased the management fee of 0.75% by less than 0.01% for the fiscal year ended July 31, 2007. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Large-Cap Growth Funds Index. See page 6 for more information about the calculation of the performance fee adjustment.

    b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 1.19%.

    c We have voluntarily agreed to limit the Fund's total annual operating expenses to 1.00% of the Fund's ANA, before reductions of any expenses paid indirectly, excluding portfolio brokerage commissions, and to reimburse the Fund for expenses in excess of this amount. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses    1.21%
           Reimbursement From IMCO                   (.21%)
           TOTAL ANNUAL OPERATING EXPENSES
             AFTER REIMBURSEMENT                     1.00%


     ======================================================================
     [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
     ======================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would

USAA Growth Fund - 4

-------------------------------------------------------------------------------

     pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal year, but before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

               1 YEAR     3 YEARS        5 YEARS       10 YEARS
        =============================================================
                 $123       $384          $665          $1,465

FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES

     [ARROW]   WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in a diversified portfolio of equity securities selected for their growth potential.

     [ARROW] WILL THE FUND'S ASSETS BE INVESTED IN ANY OTHER SECURITIES?

     The Fund's assets may also be invested in warrants, rights, real estate investment trusts, convertible securities, and in nonconvertible debt securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund's investment in convertible securities is limited to 5% of the value of the Fund's net assets at the time these securities are purchased. The Fund's assets may also be invested through initial public offerings.

     In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW]    HOW ARE THE DECISIONS TO BUY AND SELL COMMON STOCKS MADE?

     LOOMIS SAYLES

     The Loomis Sayles large-cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market-leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success and a shareholder orientation.

     The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

     When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings; changes in management or management structure, weakening of competitive position, earnings disappointments; aggressive or controversial accounting; and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25% from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

     RENAISSANCE

     Renaissance attempts to construct a portfolio of attractively priced companies with demonstrated records of above-average profitability and accelerating earnings trends. Renaissance employs a disciplined decision-making process to create and manage a somewhat concentrated growth-oriented equity portfolio. The cornerstone of their process is a quantitative model that is designed to identify large market capitalization companies with above-average historical rates of profitability and strong financial characteristics.

                                                                  5 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     Our investment process consists of the three distinct stages.

     PROFITABILITY & FINANCIAL STRENGTH ANALYSIS: Our stock selection process begins with a universe of the 1,000 largest U.S. companies. This universe is then screened to identify those companies with above-average historical rates of profitability and strong financial characteristics. This initial screening process highlights only those companies with successful business records and strong operating results.

     MULTI-DIMENSIONAL ANALYSIS: Typically, we are then left with approximately 400-500 companies that are given further consideration. These companies are subjected to a rigorous quantitative scoring process whereby each is analyzed and ranked based on historical growth, future earnings expectations, and valuation. The end result of this analysis is a composite ranking. Only the top 20% of companies in this composite ranking are eligible for further review.

     QUALITATIVE ANALYSIS: At this point, our analysis becomes purely qualitative. Our analysts examine each company ranked in the top 20% considering their company fundamentals, business momentum, and management strategy, as well as many other factors. We utilize outside research sources as well as our own analysis in this effort. Only the most attractive companies based on this further qualitative review are then finally selected for client portfolios. Our scoring process also serves as a very effective sell discipline. Any issue falling below the top 40%, based on our scoring process, is considered an automatic sale candidate, and triggers our sell discipline. This discipline results in companies being sold in favor of more attractively ranked companies.

     ADDITIONAL INFORMATION

     This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

     ==========================================================
     [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
               USAA INVESTMENT MANAGEMENT COMPANY
               APPROXIMATELY $xx BILLION AS OF OCTOBER 31, 2007
     ==========================================================

     We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2008.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Large-Cap Growth Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fourths of one percent (0.75%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

           OVER/UNDER PERFORMANCE      ANNUAL ADJUSTMENT RATE
               RELATIVE TO INDEX   (IN BASIS POINTS AS A PERCENTAGE
             (IN BASIS POINTS) (1) OF THE FUND'S AVERAGE NET ASSETS)
      ================================================================
               +/- 100 to 400                    +/- 4
               +/- 401 to 700                    +/- 5
              +/- 701 and greater                +/- 6

[footnote]
     1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

USAA Growth Fund - 6

------------------------------------------------------------------------------

     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2007, the performance adjustment increased the management fee of 0.75% by less than 0.01%.

     We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time. The investment management fee we received for the fiscal year ended July 31, 2007, including the effect of the performance adjustment and reimbursements to the Fund, was equal to 0.54% of average net assets.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Loomis Sayles and Renaissance, under which Loomis Sayles and Renaissance each provide day-to-day discretionary management of a portion of the Fund's assets attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Global Asset Management Group. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of September 30, 2007, managed more than $xx billion in client assets.

     The Renaissance Group LLC, located at The Baldwin Center, 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. As of September 30, 2007, Renaissance had $XX billion in assets under management.

     Loomis Sayles and Renaissance are compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     LOOMIS SAYLES

     The Loomis Sayles Large Cap Growth portfolio management team is responsible for the day-to-day management of the Fund. This team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group.

     MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since July 2004. Education: B.A., in economics, University of Vermont; M.A. in economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

     PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since July 2004.
     Education: B.A. in economics, Middlebury College. Ms. Czekanski holds the Chartered Financial Analyst (CFA) designation.

     RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a portfolio manager in 1999 and has managed the Fund since July 2004. Education: B.A.S. and M.S.M. in economics; Oakland University. Mr. Skaggs holds the Chartered Financial Analyst (CFA) designation.

     RENAISSANCE

     MICHAEL E. SCHROER, CFA, managing partner & Chief Investment Officer. Mr. Schroer has 24 years of investment experience and has been with Renaissance since 1984. As Chief Investment Officer and managing partner for Renaissance, Mr. Schroer supervises the management and direction of the firm's investment research efforts as well as determining overall portfolio strategy. He is the lead portfolio manager for the large-cap growth strategy at Renaissance. Education: B.A., University of Cincinnati; and an M.B.A, Indiana University Graduate School of Business. Mr. Schroer holds the Chartered Financial Analyst (CFA) designation.

     PAUL A. RADOMSKI, CPA, CFA, managing partner. Mr. Radomski joined Renaissance in 1987. His current responsibilities include portfolio management of the firm's small cap growth portfolios, as well as contributing to the management of the firm's other equity and balanced products. Education: B.S., Miami University. Mr. Radomski holds the Chartered Financial Analyst (CFA)

                                                                  7 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     designation and is a member of the Association of Investment Management & Research, the Cincinnati Society of Financial Analysts, the American Institute of Certified Public Accountants, and the Ohio Society of Certified Public Accountants.

     ERIC J. STRANGE, CPA, CFA, research analyst. Mr. Strange recently joined Renaissance in August 2006 as a research analyst with six years of prior investment experience. His responsibilities include applying qualitative and quantitative research methodologies as part of our overall stock selection process for client portfolios. Prior to joining Renaissance, he served as portfolio manager and research analyst at Fifth Third Asset Management for the firm's large- and mid-cap growth portfolios from 2002 - 2006. Education: B.S. in Accounting, Georgetown College. He was awarded the CPA designation in 1999 and holds the Chartered Financial Analyst (CFA) designation.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadvisers, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

USAA Growth Fund - 8

-------------------------------------------------------------------------------

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     |X|  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     |X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, or USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8181

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8181

     |X| Call toll free to speak with a member service advisor. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     |X|  To open an account, send your application and check to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

                                                                  9 - Prospectus

USAA GROWTH FUND
--------------------------------------------------------------------------------

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     |X|  To add to your  account,  visit  our  Web  site  at  USAA.COM  or call
          800-531-8181 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8181 to add these services.

     USAA BROKERAGE SERVICES 800-531-8181

     |X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET

     |X|  Access USAA.COM.

     TELEPHONE

     |X| Call toll free 800-531-8181 to access our 24-hour USAA self-service telephone system or to speak with a member service advisor. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     |X|  Send your written instructions to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     FAX

     |X|  Send a signed fax to 800-292-8177.

     USAA BROKERAGE SERVICES

     |X| Log on to USAA.COM or call toll free 800-531-8181 to speak with a member service advisor.

USAA Growth Fund - 10

--------------------------------------------------------------------------------

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     |X| Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction

                                                                 11 - Prospectus

USAA GROWTH FUND
-------------------------------------------------------------------------------

     within a 30-day period will violate the USAA Fund's policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans;

     |X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at 800-531-8181. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropri-

USAA Growth Fund - 12

--------------------------------------------------------------------------------

     ate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     =========================================================
               [ARROW] FUND NUMBER              41
               [ARROW] NEWSPAPER SYMBOL         Grwth
               [ARROW] TICKER SYMBOL            USAAX
     =========================================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

     ==================================================================
                                    TOTAL ASSETS - TOTAL LIABILITIES
     [ARROW] NAV PER SHARE    =     --------------------------------
                                           NUMBER OF SHARES
                                              OUTSTANDING
     ==================================================================

     VALUATION OF SECURITIES

     Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
     Repurchase   agreements  are  valued  at  cost.

     Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

                                                                 13 - Prospectus

USAA GROWTH FUND
------------------------------------------------------------------------------

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

    ============================================================================
     [ARROW] NET INVESTMENT INCOME DIVIDENDS  PAYMENTS TO SHAREHOLDERS OF INCOME
             FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

     [ARROW] REALIZED  CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF
             GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
     ===========================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) the Fund's net capital gain distributions from gains realized in any Fund taxable years beginning before January 1, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

USAA Growth Fund - 14

------------------------------------------------------------------------------

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).


     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                YEAR ENDED JULY 31,
                                                  =======================================================================
                                                      2007           2006           2005          2004            2003
                                                  =======================================================================
Net asset value at beginning of period            $    13.80      $   14.53      $   11.78      $   11.29      $    10.34
                                                  -----------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                          (.02)           .00(c)         .00(c)         .00(c)          .00(c)
  Net realized and unrealized gain (loss)               2.25           (.73)          2.75            .50             .95
                                                  -----------------------------------------------------------------------
Total from investment operations                        2.23           (.73)          2.75            .50             .95
                                                  -----------------------------------------------------------------------
Less distributions:
  From net investment income                            (.00)(c)         -              -            (.01)             -
                                                  -----------------------------------------------------------------------
Net asset value at end of period                  $    16.03      $   13.80      $   14.53      $   11.78      $    11.29
                                                  -----------------------------------------------------------------------
Total return (%) *                                     16.19(e)       (5.02)         23.34           4.39            9.19
Net assets at end of period (000)                 $  883,484     $  863,797      $ 933,849      $ 794,974      $  769,704
Ratio of expenses to average net
  assets (%) **(b)                                      1.00(e)        1.00(c)        1.00(c)         1.00(c)        1.00(c)
Ratio of expenses to average net assets,
  excluding reimbursements (%) **(b)                    1.21           1.23           1.21           1.20            1.28
Ratio of net investment income (loss) to
  average net assets (%) **                             (.14)           .02            .00(e)         .00(e)          .05
Portfolio turnover (%)                                     -         127.52         128.00         119.52           54.10

* Assumes reinvestment of all net investment income distributions during the period.

**   For the year ended July 31, 2007, average net assets were $890,441,000.

(a) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                        (.02%)         (.03%)         (.04%)         (.02%)          (.01%)

(b) Effective August 1, 2001, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Fund's average net assets.

(c)  Represents less than $0.01 per share.

(d)  Represents less than 0.01%.

(e) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.


                                                                 15 - Prospectus

[USAA EAGLE                                                     ===============
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA
                                                                ===============

GO PAPERLESS!
Get USAA documents online.
At USAA.COM click: DOCUMENTS

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

23452-1207      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part A


                             The Prospectus for the
                              Growth & Income Fund
                               is included herein

[USAA EAGLE LOGO (R)]

     USAA GROWTH & INCOME Fund

     An equity fund seeking capital growth and current income.

               P R O S P E C T U S
                                          [GRAPHIC OMITTED]

     DECEMBER 1, 2007

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Is the Fund's Investment
Objective and Principal Strategy?                         2

What Are the Principal Risks of
Investing in This Fund?                                   2

Could the Value of Your Investment
in This Fund Fluctuate?                                   3

Fees and Expenses                                         4

Fund Investments                                          5

Fund Management                                           6

Using Mutual Funds in an
Investment Program                                        9

How to Invest                                             9

How to Redeem                                            11

How to Exchange                                          12

Other Important Information
About Purchases, Redemptions,
and Exchanges                                            12

Shareholder Information                                  13

Financial Highlights                                     16

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT IS THE FUND'S INVESTMENT
OBJECTIVE AND PRINCIPAL STRATEGY?

     The Fund's primary investment objective is capital growth and its secondary investment objective is current income. The Fund's principal investment strategy is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income. Although the Fund will invest primarily in U.S. securities, it may invest to a limited extent in foreign securities. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

     We are the Fund's investment adviser. We have retained Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and UBS Global Asset Management (Americas) Inc. (UBS) to serve as subadvisers of the Fund. Wellington Management, Loomis Sayles, BHMS, and UBS are responsible for managing the portion of the Fund's assets allocated to each of them by us.

WHAT ARE THE PRINCIPAL RISKS OF
INVESTING IN THIS FUND?

     The principal risks of investing in this Fund are stock market risk, management risk, and foreign investing risk.

     STOCK MARKET RISK: The possibility that the value of the Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. Because this Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

     MANAGEMENT RISK: The Fund is subject to management risk because it is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager of managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

     FOREIGN INVESTING RISK: The possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks such as, currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions, exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

     |X| EMERGING MARKETS RISK. Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that are generally less diverse and mature than in the United States and to political systems which may be less stable.

     |X| POLITICAL RISK. Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

     OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

     An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     You can find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.


USAA Growth & Income Fund - 2

--------------------------------------------------------------------------------

COULD THE VALUE OF YOUR INVESTMENT
IN THIS FUND FLUCTUATE?

     Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

     The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year over the past ten years.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

        ====================================================================
         [ARROW] TOTAL RETURN  MEASURES THE PRICE CHANGE IN A SHARE ASSUMING
                 THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
         ====================================================================

[BAR CHART]
ANNUAL RETURNS FOR PERIODS ENDED 12/31

                 CALENDAR YEAR            TOTAL RETURNS
                    1997                     26.04%
                    1998                      6.46%
                    1999                     14.11%
                    2000                      2.99%
                    2001                     -6.13%
                    2002                    -21.27%
                    2003                     29.22%
                    2004                     10.63%
                    2005                      6.89%
                    2006                      9.55%


                           NINE-MONTH YTD TOTAL RETURN
                                 X.XX% (9/30/07)

     BEST QUARTER*                               WORST QUARTER*
     17.52% 4th Qtr. 1998                 -17.48% 3rd Qtr. 1998

[FOOTNOTE]
      * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable net investment income and realized capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

     Remember,   historical  performance  (before  and  after  taxes)  does  not
     necessarily   indicate  what  will  happen  in  the  future.

     This may be particularly true for the periods prior to June 28, 2002, which is the date on which Wellington Management assumed day-to-day management of the portion of the Fund's assets attributed to it; March 1, 2006, which is the date on which Loomis Sayles and BHMS assumed day-to-day management of the portion of the Fund's assets attributed to them; and July 9, 2007, which is the date on which UBS assumed day-to-day management of the portion of the Fund's assets attributed to it.


                                                                  3 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

================================================================================
                          AVERAGE ANNUAL TOTAL RETURNS
                     FOR THE PERIODS ENDED DECEMBER 31, 2006
                                                                         SINCE
                                   PAST 1      PAST 5     PAST 10      INCEPTION
                                   YEAR        YEARS       YEARS        6/1/93
--------------------------------------------------------------------------------
Return Before Taxes                 9.55%     5.68%       6.91%         9.31%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions                    7.78%     4.66%       5.79%         8.13%
--------------------------------------------------------------------------------
Return After Taxes
on Distributions
and Sale of Fund Shares             8.56%     4.66%       5.62%         7.77%
--------------------------------------------------------------------------------
Russell 3000(R) Index*
(reflects no
deduction for fees,
expenses, or taxes)                15.72%     7.17%       8.64%        10.88%+
--------------------------------------------------------------------------------
Lipper Multi-Cap Core
Funds Index**
(reflects no deduction
for taxes)                         14.14%     7.37%       8.34%        10.29%+
--------------------------------------------------------------------------------

* The Russell 3000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(R) is a trademark of the Frank Russell Company. The Russell 3000 Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

** The Lipper Multi-Cap Core Funds Index tracks the total return performance for the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have been between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales per share growth value, compared to the S&P Composite 1500 Index.

+ The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated with a commencement date of May 31, 1993, while the Fund's inception date is June 1, 1993. There may be a slight variation in the comparative performance numbers because of this difference.

================================================================================


FEES AND EXPENSES

     The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly, if any, during the past fiscal year ended July 31, 2007, and are calculated as a percentage of average net assets.

       Management Fee                                   .57%A
       Distribution and Service (12b-1) Fees            None
       Other Expenses                                   .42%
       TOTAL ANNUAL OPERATING EXPENSES                  .99%B

[footnotes]
     a A performance fee adjustment decreased the management fee of 0.60% by 0.03% for the fiscal year ended July 31, 2007. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Multi-Cap Core Funds Index. See page 7 for more information about the calculation of the performance fee adjustment.

     b Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. In addition, through a commission recapture program, a portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce the Fund's expenses. Including these reductions for expenses paid indirectly, the total annual operating expenses were 0.98%.

       =====================================================================
       [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
       =====================================================================

     EXAMPLE

     This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (including the performance fee adjustment for the most recent fiscal

USAA Growth & Income Fund - 4

-------------------------------------------------------------------------------

     year, but before any fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

            1 YEAR       3 YEARS         5 YEARS       10 YEARS
       =============================================================
              $126         $394            $681          $1,501

FUND INVESTMENTS

      PRINCIPAL INVESTMENT STRATEGIES

     [ARROW] WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

     The Fund's principal investment strategy is to invest its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and real estate investment trusts (REITs).

     [ARROW] ARE THERE ANY RESTRICTIONS AS TO THE TYPES OF INVESTMENTS IN WHICH THE FUND'S ASSETS MAY BE INVESTED?

     The Fund's investment in convertible securities will be limited to 5% of the value of the Fund's net assets at the time these securities are purchased. In addition, the Fund may invest up to 15% of its net assets in illiquid securities, which generally are securities that the Fund may not be able to sell within seven days in the ordinary course of business.

     As a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund not achieving its investment objectives during the time it is in this temporary defensive posture.

     [ARROW] MAY THE FUND'S ASSETS BE INVESTED IN FOREIGN SECURITIES?

     Yes. While most of the Fund's assets will be invested in U.S. securities, up to 20% of the Fund's total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES  MADE?

     WELLINGTON MANAGEMENT

     The dominant component of Wellington Management's approach is proprietary fundamental research and bottom up stock selection. Overall, we seek the best combination of four key variables in our investments: sustainable competitive advantage; above average profitability and free cash flow generation relative to peers; sustainable organic revenue growth and earnings per share (EPS) gains; and attractive valuations.

     Each stock held by the Fund is continually monitored to ensure its fundamental attractiveness. Stocks will be considered for sale from the portfolio when they exhibit a decreasing trend in earnings growth, when the downside risk equals the upside potential, or when the stock reaches our target valuation.

     LOOMIS SAYLES

     The Loomis Sayles multi cap growth investment process is driven by fundamental, bottom-up (I.E., stock specific) analysis of individual companies focusing on management, earnings, and valuation. When deciding to purchase a stock, the portfolio management team looks at a number of different quantitative screens, including a company's long-term earnings growth rate, upward revisions to earnings estimates, accelerating or above average revenue growth, and expanding economic profit. The team also analyzes each company's qualitative characteristics including whether the company has market leading products, technology, or services, and whether the company operates in a high-growth market. Additional qualitative factors may include product leadership, franchise value, barriers to entry, low-cost distribution, patent protection, and outstanding management with a demonstrated record of success, and a shareholder orientation.

     The team seeks opportunities to invest when it believes that stocks that meet its fundamental criteria are attractively priced. The decision to purchase, modify the weighting, or sell a security is made on a team basis and is unanimous.

     When deciding to sell a stock, the portfolio management team looks at a number of factors, including a company's failure to realize a positive catalyst; deceleration of quarterly sales or earnings, changes in management or management structure; weakening of competitive position, earnings disappointments, aggressive or controversial accounting, and acquisitions or capital investments that the team feels do not make sense. Furthermore, if there is a decline in the stock price of 25 percent from its original cost, the company will undergo additional review. The holding may be trimmed or eliminated following this

                                                                  5 - Prospectus

USAA GROWTH & INCOME FUND
--------------------------------------------------------------------------------

     process, depending on the reasons for the stock price decline, although this review does not necessitate a sale.

     BHMS

     BHMS' approach to the equity market is based on the underlying philosophy that markets are inefficient. BHMS believes that these inefficiencies can best be exploited through adherence to an active, value-oriented investment process dedicated to the selection of securities on a bottom-up basis. BHMS utilizes a consistent, disciplined process to identify companies it believes to be undervalued and temporarily out of favor. The firm strives to stay fully invested with a defensive, conservative orientation based on the belief that superior returns can be achieved while taking below-average risks. BHMS is a patient, long-term investor, and views short-term disappointments and resulting price declines as opportunities to profit in high-quality or improving businesses. BHMS intends for the Fund to reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market.

     When BHMS believes a stock has lost its value characteristics or has met valuation targets, it liquidates the security. BHMS does not try to judge when the holding might reach a speculative level of overvaluation.

     UBS

     In selecting securities, UBS focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS's assessment of what a security is worth. UBS will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, UBS bases its estimates of value upon economic, industry, and company analysis, as well as upon a company's management team, competitive advantage, and core competencies. UBS then compares its assessment of a security's value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics.

     In addition to companies organized in the United States, a U.S. company includes any company organized outside of the United States but which (a) is included in an index tracking the performance of a U.S. securities market; (b) has its headquarters or principal location of operations in the United States; (c) has its primary listing on a securities exchange or market in the United States; or (d) derives a majority of revenues in the United States.

     ADDITIONAL INFORMATION

     This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about this Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

             =============================================================
               [ARROW]   TOTAL ASSETS UNDER MANAGEMENT BY
                         USAA INVESTMENT MANAGEMENT COMPANY
                         APPROXIMATELY $xx BILLION AS OF OCTOBER 31, 2007
             =============================================================

     We provide investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements will be available in the Fund's semiannual report to shareholders for the period ended January 31, 2008.

     The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

     For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Core Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets for the fiscal year.

     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. The performance period for the Fund consists of the current month plus the previous 35 months.

USAA Growth & Income Fund - 6

-------------------------------------------------------------------------------

     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

          OVER/UNDER PERFORMANCE           ANNUAL ADJUSTMENT RATE
             RELATIVE TO INDEX        (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) (1)      OF THE FUND'S AVERAGE NET ASSETS)
     --------------------------------------------------------------------
        +/- 100 to 400                         +/- 4
        +/- 401 to 700                         +/- 5
       +/- 701 and greater                     +/- 6

[FOOTNOTE]
        1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).


     Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the past fiscal year ended July 31, 2007, the performance adjustment decreased the management fee of 0.60% by 0.03%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

     We have entered into Investment Subadvisory Agreements with Wellington Management, Loomis Sayles, BHMS, and UBS under which Wellington Management, Loomis Sayles, BHMS, and UBS provide day-to-day discretionary management of the portion of the Fund's assets attributed to them in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO.

     Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment-counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington
     Management and its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2007, Wellington Management had approximately $xxx billion in assets.

     Loomis Sayles, a Delaware limited partnership, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Global Asset Management. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high net worth, and mutual fund clients for more than 75 years and as of September 30, 2007, managed more than $xx billion in client assets.

     BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979. As of July 31, 2007, the firm managed more than $68.5 billion in equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

     UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. Invested assets of the UBS Global Asset Management Division totaled $xxx billion as of September 30, 2007. Assets under management for UBS Global Asset Management (Americas) Inc. totaled $xxx billion as of September 30, 2006.

     Wellington Management, Loomis Sayles, BHMS, and UBS are compensated directly by IMCO and not by the Fund.

     PORTFOLIO MANAGERS

     The Fund uses a multimanager approach with each subadviser managing its assigned portion of the Fund's assets.

     WELLINGTON MANAGEMENT

     Wellington Management uses a team of investment professionals led by Matthew E. Megargel.

     MATTHEW E. MEGARGEL, CFA, senior vice president of Wellington Management, has served as portfolio manager of the Fund since June 2002. Mr. Megargel joined the firm as an investment professional in 1983.

     FRANCIS J. BOGGAN, CFA, senior vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Boggan has been involved in portfolio management and securities analysis of the Fund since June 2002.

                                                                  7 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     JEFFREY L. KRIPKE, vice president and equity portfolio manager of Wellington Management, joined the firm as an investment professional in 2001. Mr. Kripke has been involved in portfolio management and securities analysis of the Fund since June 2002. Prior to joining the firm, Mr. Kripke was an associate portfolio manager for Merrill Lynch Asset Management (1999-2001).

     LOOMIS SAYLES

     The Loomis Sayles multi-cap growth portfolio management team consists of three portfolio managers, Mark B. Baribeau, Pamela N. Czekanski, and Richard Skaggs. The team also utilizes Loomis Sayles' equity research group and research from the Loomis Sayles' mid-cap growth and small-cap growth product teams.

     MARK B. BARIBEAU, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as an Economist in 1989. He became a portfolio manager for the Large Cap Growth product in 1992 and has managed the Fund since March 2006. Education: B.A. in economics, University of Vermont; M.A. in economics, University of Maryland. Mr. Baribeau holds the Chartered Financial Analyst (CFA) designation.

     PAMELA N. CZEKANSKI, CFA, a vice president of Loomis Sayles, started her investment career in 1983 and joined Loomis Sayles as a Large Cap Growth portfolio manager in 1995 and has managed the Fund since March 2006.
     Education: B.A. in economics, Middlebury College. Mrs. Czekanski holds the Chartered Financial Analyst (CFA) designation.

     RICHARD SKAGGS, CFA, a vice president of Loomis Sayles, started his investment career in 1985 and joined Loomis Sayles as a research analyst in 1994. He joined the Large Cap Growth team as a portfolio manager in 1999 and has managed the Fund since March 2006. Education: B.A.S. and M.S.M. in economics, Oakland University. Mr. Skaggs holds the Chartered Financial Analyst (CFA) designation.

     BHMS

     BHMS' diversified large cap strategy is managed in a team approach by its equity portfolio managers. The lead portfolio manager is Mark Giambrone.

     MARK GIAMBRONE, CPA, joined BHMS in December 1998 and became a principal in 2000. He has over 15 years of investment management experience and has managed the Fund since March 2006. Education: B.S. in accounting, Indiana University; M.B.A., University of Chicago.

     TIMOTHY J. CULLER, CFA, joined BHMS as a principal in April 1999. He has over 23 years of investment management experience and has managed the Fund since March 2006. Education: B.A. and M.A., Miami University in Ohio. Mr. Culler holds the Chartered Financial Analyst (CFA) designation.

     JAMES P. BARROW, one of the founders of the firm in 1979, has managed investment portfolios since 1963 and has managed the Fund since July 2004.
     Education: B.S., University of South Carolina.

     RAY NIXON, JR., joined BHMS as a principal in June 1994. He has over 30 years of investment management experience and has managed the Fund since July 2004. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas/Fort Worth. Education: B.A. and M.B.A., University of Texas.

     ROBERT J. CHAMBERS, CFA, joined BHMS as a principal in August 1994. He has over 35 years of investment management experience and has managed the Fund since July 2004. Education: B.S. in finance, Drexel University. Mr. Chambers holds the Chartered Financial Analyst (CFA) designation.

     UBS

     John Leonard, Thomas M. Cole, Thomas Digenan, and Scott Hazen are the members of the North American Equities investment management team primarily responsible for the day-to-day management of the Fund. Mr. Leonard, as the head of the investment management team, oversees the other members of the team, leads the portfolio construction process, and reviews the overall composition of the Fund's portfolio to ensure compliance with its stated investment objectives and strategies. Mr. Cole, as the director of research for the investment management team, oversees the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund's portfolio. Mr. Digenan and Mr. Hazen, as the primary strategists for the investment management team, provide cross-industry assessments and risk management assessments for portfolio construction for the Fund. Information about Messrs. Leonard, Cole, Digenan, and Hazen is provided below.

     JOHN LEONARD is the Head of Core Equities and Head of North American Equities at UBS Global Asset Management. Mr. Leonard is also a Managing Director of UBS Global Asset Management and has been an investment professional with UBS Global Asset Management since 1991. He has managed the Fund since July 2007.

     THOMAS M. COLE is Head of Research -- North American Equities and a Managing Director of UBS Global Asset Management. Mr. Cole has been an investment professional with UBS Global Asset Management since 1985. He has managed the Fund since July 2007.

USAA Growth & Income Fund - 8

------------------------------------------------------------------------------

     THOMAS DIGENAN has been a North American Equity Strategist at UBS Global Asset Management since 2001 and is an Managing Director of UBS Global Asset Management. Mr. Digenan was President of The UBS Funds from 1993 to 2001. He has managed the Fund since July 2007.

     SCOTT HAZEN has been a North American Equity Strategist at UBS Global Asset Management since 2004 and is an Executive Director of UBS Global Asset Management. From 1992 to 2004, Mr. Hazen was a Client Service and Relationship Management professional with UBS Global Asset Management. He has managed the Fund since July 2007.

     The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

     CHANGE OF SUBADVISERS

     We have received an exemptive order from the Securities and Exchange Commission (SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

9 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 15 or additional tax information.

     EFFECTIVE DATE

     When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

     The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     |X|  $3,000  [$500  Uniform   Gifts/Transfers  to  Minors  Act  (UGMA/UTMA)
          accounts and $250 for IRAs].

          Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

     ADDITIONAL PURCHASES

     |X|  $50 minimum per transaction, per account.

     AUTOMATIC INVESTING

     |X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

          There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department. In addition, the Fund may waive or lower purchase minimums in other circumstances.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     |X| You can use your personal computer to perform certain mutual fund transactions by accessing our Web site. To establish access to your account, log on to USAA.COM and click on "register now" or call 800-759-8722. Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

     USAA SELF-SERVICE TELEPHONE SYSTEM 800-531-8181

     |X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     TELEPHONE 800-531-8181

     |X| Call toll free to speak with a member service advisor. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     MAIL

     |X|  To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

USAA Growth & Income Fund - 10

-------------------------------------------------------------------------------

     |X| To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation.

     BANK WIRE

     |X|  To add to your  account,  visit  our  Web  site  at  USAA.COM  or call
          800-531-8181 for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     |X| Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account. Log on to USAA.COM to establish or call 800-531-8181 to add these services.

     USAA BROKERAGE SERVICES 800-531-8181

     |X| To purchase new and additional shares in your USAA brokerage account, call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

     HOW TO REDEEM BY . . .

     INTERNET

     |X|  Access USAA.COM.

     TELEPHONE

     |X| Call toll free 800-531-8181 to access our 24-hour USAA self-service telephone system or to speak with a member service advisor. Our hours of operation are Monday - Friday, 7 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

     Telephone redemption privileges are automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record.

     MAIL

     |X| Send your written instructions to:

              REGULAR MAIL:
              USAA Investment Management Company
              P.O. Box 659453
              San Antonio, TX 78265-9825

              REGISTERED OR EXPRESS MAIL:
              USAA Investment Management Company
              9800 Fredericksburg Road
              San Antonio, TX 78240

     FAX

     |X|  Send a signed fax to 800-292-8177.

     USAA BROKERAGE SERVICES

     |X| Log on to USAA.COM or call toll free 800-531-8181 to speak with a member service advisor.


                                                                 11 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

HOW TO EXCHANGE

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

     Exchanges made through the USAA self-service telephone system and the Internet require an Electronic Services Agreement (ESA) on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     If your shares are held in your USAA brokerage account with USAA Brokerage Services, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures that apply to your USAA brokerage account.

     The  Fund  has  undertaken  certain  authentication   procedures  regarding
     telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

     EXCESSIVE SHORT-TERM TRADING

     The USAA funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

     Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA family of funds can deter all excessive and short-term trading, the Board of Trustees of the USAA family of funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

     To deter such trading activities, the USAA family of funds' policies and procedures include:

     |X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

     |X| Each fund uses a fair value pricing service to assist in establishing the current value of foreign securities held by each of the USAA family of funds. This fair value pricing service provides information regarding the current value of foreign securities, as compared to their closing price, at the time the USAA family of funds calculates their net asset value (NAV). Using this fair value pricing service is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA family of funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

     THE FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
     ORDERS AND LIMIT TRADING IN ACCOUNTS

     The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction

USAA Growth & Income Fund - 12

-------------------------------------------------------------------------------

     within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

     The following transactions are exempt from the excessive short-term trading activity policies described above:

     |X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

     |X| Purchases and sales pursuant to automatic investment or withdrawal plans;

     |X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department; and

     |X| Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

     If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

     The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

     Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

     Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

     OTHER FUND RIGHTS

     The Fund reserves the right to:

     |X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

     |X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

     |X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

     |X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

     |X|  Redeem an account with less than $250, with certain limitations; and

     |X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

     CURRENT PRICE AND TOTAL RETURN INFORMATION

     For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at 800-531-8181. Say mutual fund quotes then say the fund name or FUND NUMBER of the fund on which you would like to receive information.


                                                                 13 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

     ========================================
     [ARROW] FUND NUMBER             37
     [ARROW] NEWSPAPER SYMBOL        Gr&Inc
     [ARROW] TICKER SYMBOL           USGRX
     ========================================

     You may also access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You may also see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

          =================================================================
                                        TOTAL ASSETS - TOTAL LIABILITIES
          [ARROW]   NAV PER SHARE  =    --------------------------------
                                                 NUMBER OF SHARES
                                                   OUTSTANDING
          =================================================================

     VALUATION OF SECURITIES

     Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

     Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

     Debt securities are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

     Investments in open-end investment companies, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued at the last quoted sales price.

     Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadvisers, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

USAA Growth & Income Fund - 14

-------------------------------------------------------------------------------

     Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all NET INVESTMENT INCOME DIVIDENDS and REALIZED CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any net investment income dividends or realized capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

        =======================================================================
         [ARROW] NET INVESTMENT INCOME DIVIDENDS PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

         [ARROW] REALIZED CAPITAL GAIN DISTRIBUTIONS PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT THE FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
        =======================================================================

     TAXES

     This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders (1) through December 31, 2010 for gains on redemptions of Fund shares held for more than one year and (2) the Fund's net capital gain distributions from gains realized in any Fund taxable years beginning before January 1, 2011 on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     SHAREHOLDER TAXATION

     Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations.

     Regardless of the length of time you have held Fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as
     long-term   capital  gains  whether  received  in  cash  or  reinvested  in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

     WITHHOLDING

     Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable net investment income dividends, realized capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

     |X|  Underreports dividend or interest income or

     |X|  Fails to certify that he or she is not subject to backup withholding.

     To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

                                                                 15 - Prospectus

USAA GROWTH & INCOME FUND
-------------------------------------------------------------------------------

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member own more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all net investment income and realized capital gain distributions).

     The information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                               YEAR ENDED JULY 31,
                                          =========================================================================
                                              2007             2006             2005          2004         2003
                                          =========================================================================
Net asset value at beginning of period    $     18.14      $     19.16    $     17.72    $     15.76    $    14.64
                                          ------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                           .11              .10            .13            .04           .05
  Net realized and unrealized gain (loss)        3.10              .16           2.61           1.97          1.45
                                          ------------------------------------------------------------------------
Total from investment operations                 3.21              .26           2.74           2.01          1.50
                                          ------------------------------------------------------------------------
Less distributions:
  From net investment income                     (.13)            (.10)          (.13)          (.05)         (.05)
  From realized capital gains                   (1.96)           (1.18)         (1.17)            -           (.33)
                                          ------------------------------------------------------------------------
Total distributions                             (2.09)           (1.28)         (1.30)          (.05)         (.38)
                                          ------------------------------------------------------------------------
Net asset value at end of period          $     19.26      $     18.14    $     19.16    $     17.72    $    15.76
                                          ========================================================================
Total return (%) *                              18.46(b)          1.22          15.79          12.75         10.56
Net assets at end of period (000)         $ 1,531,563      $ 1,376,986    $ 1,329,900    $ 1,130,036    $  932,781
Ratio of expenses to average net
  assets (%) **(a)                                .99(b)          1.01           1.00           1.01          1.09
Ratio of net investment income to
  average net assets (%) **                       .57              .59            .69            .22           .37
Portfolio turnover (%)                         118.55           179.30          81.26          72.93         66.01


* Assumes reinvestment of all net investment income and realized capital gain distributions during the period.

**   For the year ended July 31, 2007, average net assets were $1,498,668,000.

(a) Reflects operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                  (.01%)          (.02%)          (.02%)         (.03%)        (.02%)

(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

USAA Growth & Income Fund - 16

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

[USAA EAGLE                                                     ===============
LOGO (R)]  9800 Fredericksburg Road                                 PRSRT STD
           San Antonio, Texas 78288                               U.S. Postage
                                                                      PAID
                                                                      USAA
                                                                ===============

GO PAPERLESS!
Get USAA documents online.
At USAA.COM click: DOCUMENTS

================================================================================

If you would like more information about the Fund, you may call 800-531-8181 to request a free copy of the Fund's statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Fund. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's annual and semiannual reports also can be viewed on USAA.COM. A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is not available on USAA.COM because of cost considerations and lack of investor demand.

To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 202-551-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO (R)]   WE KNOW WHAT IT MEANS TO SERVE.
                      ------------------------------------
                          INSURANCE * MEMBER SERVICES

                                                               [GRAPHIC OMITTED]
                                                                        Recycled
                                                                           Paper

23453-1207      Investment Company Act File No. 811-7852          (C)2007, USAA.
                                                            All rights reserved.

                                     Part B


                   Statement of Additional Information for the
                  Aggressive Growth Fund, Growth Fund, Growth &
                  Income fund, Income Stock Fund, Income Fund,
               Short-Term Bond Fund, Money Market Fund, Science &
          Technology Fund, First Start Growth Fund, Intermediate-Term
        Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund,
                      Capital Growth Fund, and Value Fund
                              is included herein

[USAA EAGLE LOGO (R)]
USAA                                                     STATEMENT OF
MUTUAL                                                   ADDITIONAL INFORMATION
FUNDS TRUST                                              DECEMBER 1, 2007


           AGGRESSIVE GROWTH FUND, GROWTH FUND, GROWTH & INCOME FUND,
              INCOME STOCK FUND, INCOME FUND, SHORT-TERM BOND FUND,
     MONEY MARKET FUND, SCIENCE & TECHNOLOGY FUND, FIRST START GROWTH FUND,
           INTERMEDIATE-TERM BOND FUND, HIGH-YIELD OPPORTUNITIES FUND,
            SMALL CAP STOCK FUND, CAPITAL GROWTH FUND, AND VALUE FUND

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USAA MUTUAL FUNDS TRUST (the Trust) is a registered  investment company offering shares of thirty-nine no-load mutual funds, fourteen of which are described in this statement of additional information (SAI): the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Income Fund, Short-Term Bond Fund, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund (collectively, the Funds). Each Fund is classified as diversified, except the Aggressive Growth Fund, which is classified as non-diversified.

You may obtain a free copy of a prospectus dated December 1, 2007, for each Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund's prospectus.

The financial statements of the Funds and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended July 31, 2007, are included in the annual report to shareholders of that date and are incorporated herein by reference.

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                                TABLE OF CONTENTS

          PAGE

          2       Valuation of Securities
          3       Conditions of Purchase and Redemption
          4       Additional Information Regarding Redemption of Shares
          6       Investment Plans
          7       Investment Policies
          22      Investment Restrictions
          23      Portfolio Transactions and Brokerage Commissions
          27      Fund History and Description of Shares
          28      Tax Considerations
          29      Trustees and Officers of the Trust
          35      The Trust's Manager
          44      Portfolio Manager Disclosure
          60      Portfolio Holdings Disclosure
          61      General Information
          61      Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of the securities of each Fund (other than the Money Market Fund) is determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities are generally traded in the over-the-counter market and are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies other than ETFs are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures and options contracts are valued on the basis of last sales price at the close of market on the principal exchange on which they are traded.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund's subadviser, if applicable, at fair value by us using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

The Money Market Fund's securities are valued at amortized cost, which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

The Board of Trustees has established procedures designed to stabilize the Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

INVESTOR ELIGIBILITY

The ability to open a mutual fund account is generally restricted to those people who are eligible for USAA membership. USAA Investment Management Company, the Fund's distributor, reserves the right to open accounts for certain persons not eligible for USAA membership.

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time the account was established, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA family of funds' main safeguard against excessive short-term trading is its right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

* Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

*    Purchases and sales pursuant to automatic investment or withdrawal plans;

* Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department that are not executed for any short-term trading profit motive; and

*    Other   transactions   that  are  not  motivated  by   short-term   trading
considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA family of funds.

The USAA family of funds relies on its transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA family of funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA family of funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the USAA family of funds reviews net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

Because of the increased costs to review underlying trading information, the USAA family of funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA family of funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

REDEMPTION BY CHECK

Shareholders in the Short-Term Bond Fund or Money Market Fund may request that checks be issued for their accounts. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

Checks issued to shareholders of either Fund will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owner(s) will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Bond Fund may be returned for insufficient funds if the NAV per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of the account in either the Short-Term Bond Fund or Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company an affiliate of Mellon Bank, N.A. (Boston
Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

The Trust,  the Transfer Agent, and Boston Safe each reserve the right to change
or  suspend  the  checkwriting   privilege  upon  30  days'  written  notice  to
participating shareholders.

You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Money Market Fund may request through USAA.COM that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place either on the last business day prior to the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications or sign up online at USAA.COM.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account. For the First Start Growth, Income, Short-Term Bond, and Money Market Funds the minimum monthly addition is $20.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one Fund be used to purchase shares automatically in another fund.

Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This plan may be initiated on USAA.COM or by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax exempt funds.

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT IS THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in each Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Funds' shareholders. If there is a change in the investment objective of a Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information about the investment policies of the Funds. Unless described as a principal investment policy in a Fund's prospectus, these represent the non-principal investment policies of the Funds.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

TAX-EXEMPT SECURITIES

These securities include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The First Start Growth, Income, Short-Term Bond, Money Market, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Funds, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of these Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

The Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

EURODOLLAR AND YANKEE OBLIGATIONS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest a portion of their assets in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

PUT BONDS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds' assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

SYNTHETIC INSTRUMENTS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instru-ment for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the Fund will not be able to exercise its tender option.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as, but not limited to, commercial paper, obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

CONVERTIBLE SECURITIES

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see APPENDIX A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

The Aggressive Growth, Growth, Growth & Income, Income Stock, Small Cap Stock, and Value Funds may invest up to 20% of their assets, the Science & Technology Fund may invest up to 50% of its assets, and the Capital Growth, First Start Growth, and High-Yield Opportunities Funds may invest up to 100% of their assets in dollar-denominated foreign securities purchased in either foreign or U.S. markets, including American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). The High-Yield Opportunities Fund may invest up to 20% of its assets in foreign non-dollar-denominated securities traded outside the United States. These foreign holdings present certain other risks not present in domestic investments and may include securities issued in emerging markets as well as securities issued in established markets. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

The Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although  the  Funds  value  their  assets  each  business  day in terms of U.S.
dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

Each Fund (except the Money Market Funds) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond and Intermediate-Term Bond Funds' investments in equity securities are limited to preferred securities). As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (except the Money Market Fund, which may only invest up to 10%) of its net assets in securities that are illiquid. Illiquid securities are generally those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

VARIABLE-RATE DEMAND NOTES

Each Fund may invest in securities, which provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Company's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The  First  Start  Growth,  Income,  Short-Term  Bond,  Intermediate-Term  Bond,
High-Yield Opportunities, and Money Market Funds may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities of in the event of sustained deflation or a drop in prices.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, Short-Term Bond, and Money Market Funds may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Science & Technology, First Start Growth, High-Yield Opportunities, Small Cap Stock, Capital Growth, and Value Funds may invest a portion of their assets in equity securities of REITs, these Funds may also be subject to certain risks associated with direct investments in real estate. In addition, the First Start Growth, Short-Term Bond, Income, High-Yield Opportunities, and Intermediate-Term Bond Funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Funds may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

REPURCHASE AGREEMENTS

Each Fund may invest in repurchase agreements, which are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each Fund (except the Money Market Fund) may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Funds may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

EXCHANGE-TRADED FUNDS (ETFS)

Each Fund (except the Money Market Fund) may invest its assets in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective, each Fund (except the Money Market Fund) may buy and sell certain types of derivatives, such as futures contracts, options on futures contracts, and swaps; and each Fund (except the Money Market Fund) may buy and sell options on currencies, securities, and securities indexes. A Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). Each Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES AND SECURITIES INDEXES

Each Fund (except the Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS

Each Fund (except the Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of each Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS

Each Fund (except the Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

Each Fund (except the Money Market Fund) may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of each Fund's portfolio. However, each Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The High-Yield Opportunities, First Start Growth, Income, Short-Term Bond, and Intermediate-Term Bond Funds may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The High-Yield Opportunities, First Start Growth, Income, Short-Term Bond, and Intermediate-Term Bond Funds may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

MORTGAGE-BACKED SECURITIES

The First Start Growth, Income, Money Market, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SMBSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities (ABS). Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above.
With respect to the First Start Growth, Income, Short-Term Bond, Intermediate-Term Bond, and High-Yield Opportunities Funds, such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

The First Start Growth, High-Yield Opportunities, Income, Intermediate-Term Bond, and Short-Term Bond Funds may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies.

Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

INVESTMENTS IN THE TOBACCO, ALCOHOLIC BEVERAGE, AND GAMING INDUSTRIES

The First Start Growth Fund's assets will not be directly invested in companies whose primary line of business is the production of tobacco products or alcoholic beverages, or in companies primarily focused on gaming activities.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for, and are applicable to, each Fund as indicated. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or
(2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Each Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

(2) except for any Fund that is concentrated in an industry or group of industries within the meaning of the 1940 Act, may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940, the rules and regulations thereunder and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

In addition, with respect to the Money Market Fund, banks are not considered a single industry for purposes of investment restriction (2) and certificates of deposit, time deposits, banker's acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.

With respect to each Fund's concentration policies as described, the Manager and Subadvisers, where applicable, use various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Sub-adviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadvisers. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved  procedures  in  conformity  with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, a Fund may pay to those brokers a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadvisers). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended July 31, 2007, the Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

                                                  VALUE OF SECURITIES
REGULAR BROKER-DEALER                             AS OF JULY 31, 2007

Merrill Lynch & Co. Inc.
 Income Stock Fund                                $ 10,143,000
 Capital Growth  Fund                             $  1,158,000
 Growth & Income Fund                             $  2,199,000
Morgan Stanley
 Capital Growth Fund                              $  1,776,000
 Income Stock Fund                                $ 26,349,000
 First Start Growth Fund                          $  1,207,000
 Growth & Income Fund                             $ 21,126,000
Lehman Brothers Holdings, Inc.
 Aggressive Growth Fund                           $ 21,323,000
 Capital Growth Fund                              $  1,885,000
 Income Stock Fund                                $ 15,094,000

 Growth Fund                                      $  5,744,000
 First Start Growth Fund                          $    967,000
 Growth & Income Fund                             $
Citigroup
 High-Yield Opportunities Fund                    $    466,000
Bank of America
 Income Stock Fund                                $ 78,986,000
 First Start Growth Fund                          $  1,650,000
 Growth & Income Fund                             $  4,813,000
 High-Yield Opportunities Fund                    $  1,423,000
 Value Fund                                       $  7,837,000
Goldman Sachs Group, Inc.
 Aggressive Growth Fund                           $ 38,646,000
 Capital Growth Fund                              $  2,053,000
 Income Stock Fund                                $ 15,387,000
 First Start Growth Fund                          $  1,356,000
 Growth Fund                                      $ 10,618,000
Bear Stearns Companies, Inc.
 Growth & Income Fund                             $  2,230,000
 Value Fund                                       $  3,515,000
JP Morgan Chase & Co.
 First Start Growth Fund                          $  1,747,000
 Growth & Income Fund                             $  1,690,000
 Capital Growth Fund                              $  4,328,000
 Income Stock Fund                                $ 33,179,000
 Value Fund                                       $  2,724,000
State Street Bank & Trust
 Growth & Income Fund                             $  6,495,000
 First Start Growth Fund                          $    121,000
JP Morgan Securities Inc.
 Growth & Income Fund                             $ 10,382,000
Wachovia Corp
 Income Stock Fund                                $ 16,664,000
 First Start Growth Fund                          $    109,000
Bank of New York
 Income Stock Fund                                $  5,328,000
 First Start Growth Fund                          $    566,000
 Growth & Income Fund                             $ 13,152,000
UBS Warburg LLC
 Growth & Income Fund                             $  2,081,000

BROKERAGE COMMISSIONS

During the last three fiscal years ended July 31, the Funds paid the following brokerage fees:

         FUND                     2005             2006               2007

Aggressive Growth Fund        $ 1,391,912      $ 1,069,105      $   807,680
Growth Fund                   $ 2,240,550a     $ 1,813,562      $ 1,224,523
Growth & Income Fund          $ 2,010,776      $ 2,557,971      $ 1,622,475b
Income Stock Fund             $ 1,490,700      $ 2,534,657a     $ 2,539,968
Income Fund                   $    16,250      $     8,150      $       --
Short Term Bond Fund          $     --         $       350      $     2,450
Science & Technology Fund     $ 1,354,030a     $   842,878      $   758,994
First Start Growth Fund       $   302,108      $   409,488      $  156,005b
Intermediate-Term Bond Fund   $    --          $     5,339      $     8,400
High-Yield Opportunities Fund $    10,000a     $    12,653      $    14,435
Small Cap Stock Fund          $   425,425      $   450,988      $   697,736

Capital Growth Fund           $   312,278      $   384,297      $ 1,289,686
Value Fund                    $   164,392      $   210,744      $   220,952

 a An increase in portfolio transactions resulted in an increase in brokerage fees.

 b The repositioning of the portfolio due to change in subadviser led to an increase in trading.

UBS, a subadviser of the Growth & Income Fund, executed some Fund portfolio transactions through its brokerage affiliate, UBS Investment Bank. The Fund paid the following brokerage commissions for such transactions:

         FUND                         2007

         Growth & Income              $ 1,046,731

The Manager or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended July 31, 2007, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

                                                       COMMISSIONS/UNDERWRITING
 FUND                            TRANSACTION AMOUNT          CONCESSIONS

 Aggressive Growth Fund          $ 525,339,490              $  73,982
 Growth Fund                     $ 420,541,400              $  94,648
 Growth & Income Fund            $ 285,577,132              $  86,440
 Income Stock Fund               $ 139,004,852              $ 143,762
 Science & Technology Fund       $  32,113,292              $  31,112
 First Start Growth Fund         $  24,509,187              $  15,829
 Small Cap Stock Fund            $   4,622,109              $   4,878
 Value Fund                      $   1,712,082              $   2,100

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund's (other than the Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

For the last two fiscal years ended July 31, the Funds' portfolio turnover rates were as follows:

 FUND                                    2006            2007

 Aggressive Growth Fund                   65.48%         54.84%
 Growth Fund                             127.52%        107.10%
 Growth & Income Fund                    179.30%*       118.55%
 Income Stock Fund                       107.73%         73.70%
 Income Fund                              36.31%         28.06%
 Short-Term Bond Fund                     50.84%         36.98%
 Science & Technology Fund               104.98%        111.80%
 First Start Growth Fund                 226.83%**      135.33%
 Intermediate-Term Bond Fund              29.98%         27.99%
 High-Yield Opportunities Fund            35.39%         38.75%
 Small Cap Stock Fund                     65.93%        110.28%****
 Capital Growth Fund                     240.07%***     222.82%
 Value Fund                               26.19%         24.47%

* In March 2006, two new subadvisers, Loomis Sayles & Company L.P. (Loomis Sayles) and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley), joined the incumbent subadviser, Wellington Management Company, LLP (Wellington Management), in managing the Fund.

** The First Start Growth Fund made two important changes during the reporting year. First, on August 1, 2005, Loomis, Sayles & Company, L.P. (Loomis Sayles) took over as the Fund's equity subadviser. In addition, a fixed-income component was added to the Fund beginning on December 1, 2005.

*** The Capital Growth Fund changed management style in December 2005. The Fund, which had previously invested primarily in small-cap stocks in the United States, adopted a "best ideas" strategy that gives the Batterymarch team freedom to select stocks globally, regardless of geographic location or investment style. This means that the Fund can select stocks, whether value- or growth-oriented, of any size in terms of market capitalization, in any country.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, fourteen of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

Each Fund is classified as diversified, except the Aggressive Growth Fund, which is classified as non-diversified. The Trust began offering shares of the Funds in August 2006. The Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Growth, Income, and Money Market Funds were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Growth & Income and Short-Term Bond Funds were established on March 23, 1993, and commenced public offering of their shares on June 1, 1993; the Science & Technology and First Start Growth Funds were established on May 9, 1997, and commenced public offering of their shares on August 4, 1997; the Intermediate-Term Bond, High-Yield Opportunities, and Small Cap Stock Funds were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; the Capital Growth Fund was established on July 19, 2000, and commenced public offering of its shares on October 27, 2000; and the Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Funds were reorganized into the Trust in August 2006.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS
TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test) and (2) distribute 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement, and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Distributions a Fund declares in October, November, or December and pays to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss, except as noted below.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of five Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)   TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND FUNDS         OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TRUSTEE/OFFICER   THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President,  Postal Addvantage         One registered
Dreeben (62)                                          (7/92-present), which is a postal     investment company
                                                      mail list management service.         consisting of 39 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D. (61)                                            Research Institute (3/02-present);    investment company
                                                      Staff Analyst, Southwest Research     consisting of 39 funds
                                                      Institute (9/98-3/02), which focuses
                                                      in the fields of technological research.

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (61)                                         Consulting (5/95-present), which      investment company
                                                      performs business valuations of large consisting of 39 funds companies to include the development
                                                      of annual business plans, budgets, and
                                                      internal financial reporting.

Richard A.            Trustee and   January  1992     Vice President, Beldon Roofing        One registered
Zucker (64)           Chairman      and Chair since   Company (7/85-present).               investment  company
                                    February  2005                                          consisting of 39 funds

 *   The address for each Non-Interested  Trustee is USAA Investment  Management
     Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

 ** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be called by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Trustees and officers of the Trust who are employees of the Manager or affliated companies and are considered "interested persons" under the 1940 Act.

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND FUNDS         OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TRUSTEE/OFFICER   THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (46)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        Chair of the Board of Directors       consisting of 39
                      Chairman                        and Chief Investment Officer,         funds
                                                      USAA Investment Management
                                                      Company (IMCO) (1/07-present);
                                                      President and Chief Executive
                                                      Officer, Director, and Chair
                                                      of the Board of Directors, IMCO
                                                      (12/04-1/07); President and Chief
                                                      Executive Officer, Director, and
                                                      Vice  Chairman of the Board of
                                                      Directors,  IMCO  (2/01-12/04).
                                                      Mr.  Claus also serves  as  Chairman
                                                      of the  Board of  Directors  of USAA
                                                      Shareholder  Account Services (SAS);
                                                      USAA Financial  Planning Services
                                                      Insurance Agency,  Inc. (FPS) and
                                                      USAA Financial Advisors, Inc. (FAI);
                                                      and a director of USAA Life Insurance
                                                      Company (USAA Life) and USAA Federal
                                                      Savings Bank.

Kristi A.             Senior Vice   February 2007     President and Director, IMCO          One registered
Matus (39)            President                       (2/07-present); President and         investment company
                                                      Vice Chair of the Board of            consisting of 39 funds
                                                      Directors, USAA Life (3/04-present);
                                                      Vice President, Products & Regulatory
                                                      Management, USAA Life (1/04-3/04);
                                                      Vice President, Life Insurance
                                                      Solutions, USAA Life (9/02-1/04);
                                                      Executive Vice President and Chief
                                                      Operating Officer, Thrivent Financial
                                                      Bank (6/01-9/02). Ms. Matus also serves
                                                      as President and Director of SAS.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (56)          President                       Investments, IMCO (9/02-present);     investment company
                                                      Vice President, Fixed Income          consisting of 39 funds
                                                      Investments, IMCO (5/02-9/02). Vice
                                                      President, Mutual Fund Portfolios,
                                                      IMCO, (12/99-5/02).

Ronald B. Sweet       Vice          June 2006         Vice President, Equity Investments,   One registered
(44)                                                  President IMCO (6/06-present);        investment company
                                                      Assistant Vice President, Investment  consisting of 39 funds
                                                      Strategy & Analysis, USAA (12/01-6/06).

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND FUNDS         OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TRUSTEE/OFFICER   THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Mark S. Howard        Secretary     September 2002    Senior Vice President, USAA Life/     One registered
(43)                                                  IMCO/FPS General Counsel,  USAA       investment company
                                                      (10/03-present); Senior Vice          consisting of 39 funds
                                                      President, Securities  Counsel, USAA
                                                      (12/02-10/03); Senior Vice President,
                                                      Securities Counsel and Compliance,
                                                      IMCO (1/02-12/02). Mr. Howard also
                                                      holds the officer positions of Senior
                                                      Vice President, Secretary and Counsel
                                                      for USAA Life, IMCO, SAS, FPS, and FAI.

Debra K. Dunn         Treasurer     July 2005         Assistant Vice President, IMCO/FPS    One registered
(38)                                                  Finance, USAA (9/04-present);         investment company
                                                      Executive Director IMCO/FPS           consisting of 39 funds
                                                      Finance, USAA (12/03-9/04); Executive
                                                      Director FPS Finance, USAA (2/03-12/03);
                                                      Director FPS Finance, USAA (12/02-2/03);
                                                      Director Strategic Financial Analysis,
                                                      IMCO (1/01-12/02). Ms. Dunn also holds
                                                      the officer positions of Assistant Vice
                                                      President and Treasurer for IMCO and SAS.

Roberto Galindo,      Assistant     July 2000         Assistant Vice President, Portfolio   One registered
Jr. (46)              Treasurer                       Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present);  Assistant      consisting of 39 funds
                                                      Vice  President, Mutual Fund Analysis
                                                      & Support, IMCO (10/01-12/02).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(39)                  Compliance    2004              Funds Compliance, USAA Officer        investment company
                                                      09/04-present); Assistant Vice        consisting of 39 funds
                                                      President, Investment Management
                                                      Administration & Compliance,
                                                      USAA (12/02-9/04); Assistant
                                                      Vice President, Investment Management
                                                      Administration & Compliance, IMCO
                                                      (9/01-12/02).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended July 31, 2007, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and Non-Interested Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended July 31, 2007, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Directors and/or officers of the Manager, the following individuals are executive officers of the Manager: Terri L. Luensmann, Senior Vice President, Investment Operations, Casey L Wentzell, Senior Vice President, Investment Sales and Service. There are no family relationships among the Trustees, officers, and managerial level employees of the Company.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2006.

                           AGGRESSIVE              GROWTH              GROWTH &
                           GROWTH FUND              FUND              INCOME FUND

INTERESTED DIRECTOR

Christopher W. Claus    $10,001 - $50,000     $10,001 - $50,000    $10,001 - $50,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben             None                 None                 None
Robert L. Mason                None                 None          $10,001 - $50,000
Michael F. Reimherr     $50,001 - $100,000          None                 None
Richard A. Zucker              None                 None                 None

                                       33

                              INCOME               INCOME              FIRST START
                             STOCK FUND             FUND               GROWTH FUND

INTERESTED DIRECTOR

Christopher W. Claus    $50,001 - $100,000          None                 None

NON-INTERESTED TRUSTEES

Barbara B. Dreeben             None                 None                 None
Robert L. Mason          $10,001 - $50,000          None                 None
Michael F. Reimherr     $50,001 - $100,000    $10,001 - $50,000        $0 - $10,000
Richard A. Zucker              None             Over $100,000            None


                              MONEY               SCIENCE &             SMALL CAP
                           MARKET FUND         TECHNOLOGY FUND          STOCK FUND

INTERESTED DIRECTOR

Christopher W. Claus    $50,001 - $100,000          None           $10,001 - $50,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben             None                 None                 None
Robert L. Mason            Over $100,000            None                 None
Michael F. Reimherr        $0 - $10,000         $0 - $10,000             None
Richard A. Zucker       $50,001 - $100,000          None            $10,001 - $50,000

                        INTERMEDIATE-TERM        SHORT-TERM             HIGH-YIELD
                            BOND FUND             BOND FUND         OPPORTUNITIES FUND

INTERESTED DIRECTOR

Christopher W. Claus      Over $100,000       $50,001 - $100,000      Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben        Over $100,000             None                   None
Robert L. Mason               None                  None                   None
Michael F. Reimherr     $10,001 - $50,000       $0 - $10,000        $10,001 - $50,000
Richard A. Zucker             None                  None                   None

                                                                        USAA FUND
                              CAPITAL               VALUE                COMPLEX
                              GROWTH                FUND                FUND TOTAL

INTERESTED DIRECTOR

Christopher W. Claus    $10,001 - $50,000    $50,001 - $100,000       Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben            None                  None              Over $100,000
Robert L. Mason               None                  None              Over $100,000
Michael F. Reimherr       Over $100,000             None              Over $100,000
Richard A. Zucker             None                  None              Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended July 31, 2007.

      NAME                           AGGREGATE             TOTAL COMPENSATION
       OF                         COMPENSATION FROM        FROM THE USAA FUNDS
     TRUSTEE                   FUNDS LISTED IN THIS SAI    AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus                None (a)                      None (a)

NON INTERESTED TRUSTEES

Barbara B. Dreeben                 $ 26,026                      $ 72,500
Robert L. Mason                    $ 27,641                      $ 77,000
Michael F. Reimherr                $ 25,487                      $ 71,000
Richard A. Zucker                  $ 29,795                      $ 83,000

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At July 31, 2007, the USAA Fund Complex consisted of one registered investment company offering 39 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of August 31, 2007, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of August 31, 2007, USAA and its affiliates owned 3,687 shares (which is less than 0.01%) of the Money Market Fund; and no shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Fund, Income Stock Fund, Short-Term Bond Fund, First Start Growth Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Small Cap Stock Fund, Capital Growth Fund, Value Fund, and Science & Technology Fund.

The following table identifies all persons who, as of August 31, 2007, held of record or owned beneficially 5% or more of any Fund's shares.

                              NAME AND ADDRESS
  TITLE OF CLASS             OF BENEFICIAL OWNER            PERCENT OF CLASS

  Aggressive Growth      Brown Brothers Harriman & Co.            9.68%
                         Fund Investment Fund Global
                             Distribution Center
                              Jersey City, NJ

                              THE TRUST'S MANAGER

As described in each Fund's prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Fund, Inc. from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $XX billion, of which approximately $XX billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Funds pursuant to an Advisory Agreement, dated August 1, 2006 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for each of the Funds. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of the Funds, as described in the prospectuses.

For the services under these agreements, each Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectuses, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectuses, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 31, 2008, for the Funds covered by the agreement and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940
Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. The Manager has voluntarily agreed to limit the annual expenses of the Growth Fund and the High-Yield Opportunities Fund to 1.00% of each Fund's ANA, the Capital Growth Fund to 1.20% of the Fund's ANA, the Value Fund to 1.15% of the Fund's ANA, the First Start Growth Fund to 1.38% of the Fund's ANA, the Intermediate-Term Bond Fund to 0.65% of the Fund's ANA, and the Small Cap Stock Fund to 1.40% of the Fund's ANA, and will reimburse the Funds for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

For the last three fiscal years ended July 31,  management fees were as follows:

  FUND                              2005               2006           2007

 Aggressive Growth Fund          $ 4,118,391    $  4,579,268    $  5,928,766
 Growth Fund                     $ 6,416,984    $  7,332,151    $  6,710,683
 Growth & Income Fund            $ 6,963,900    $  7,856,706    $  8,468,889
 Income Stock Fund               $ 9,036,287    $ 10,562,507    $ 11,713,142
 Income Fund                     $ 4,094,663    $  4,575,688    $  4,987,281
 Short-Term Bond Fund            $   824,831    $  1,230,330    $  1,297,688
 Money Market Fund               $ 7,152,098    $  9,110,595    $ 11,373,695
 Science & Technology Fund       $ 2,538,275    $  2,761,014    $  2,861,933
 First Start Growth Fund         $ 1,594,166    $  1,851,020    $  1,734,817
 Intermediate-Term Bond Fund     $ 1,084,204    $  1,439,310    $  1,825,088
 High-Yield Opportunities Fund   $ 1,223,146    $  2,002,234    $  2,971,220
 Small Cap Stock Fund            $ 1,799,060    $  2,500,128    $  3,524,453
 Capital Growth Fund             $   832,758    $  1,156,052    $  2,363,500
 Value Fund                      $ 1,180,453    $  2,188,049    $  3,316,153

As a result of the Funds' actual expenses exceeding an expense limitation, the Manager did not receive fees to which it would have been entitled as follows:

 FUND                                2005           2006             2007

 Growth Fund                     $ 1,834,399    $ 2,191,785     $ 1,863,586
 First Start Growth Fund         $ 1,594,166    $ 1,814,342     $ 1,898,096
 Intermediate-Term Bond Fund     $   285,244    $   569,787     $   505,076
 Capital Growth Fund             $   649,997    $   906,615     $   932,481
 Value Fund                      $   190,556    $   334,246     $   393,435

The management fees of each Fund (except the Money Market Fund) are based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of average net assets as follows:

   FUND                                              FEE RATE

 Aggressive Growth Fund                                   *
 First Start Growth Fund                                .75%
 Growth Fund                                            .75%
 Growth & Income Fund                                   .60%
 High-Yield Opportunities Fund                          .50%
 Income Fund                                            .24%
 Income Stock Fund                                      .50%
 Intermediate-Term Bond Fund                              **
 Science & Technology Fund                              .75%
 Short-Term Bond Fund                                   .24%
 Small Cap Stock Fund                                   .75%
 Capital Growth Fund                                    .75%
 Value Fund                                             .75%

* The fee is computed at one-half of one percent (0.50%) of the first $750 million of average net assets, two-fifths of one percent (0.40%) for that portion of average net assets in excess of $750 million but not over $1.5 billion, and one-third of one percent (0.33%) for that portion of average net assets in excess of $1.5 billion.

** The fee is computed at one-half of one percent (0.50%) of the first $50 million of average net assets, two-fifths of one percent (0.40%) of that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (0.30%) of that portion of average net assets in excess of $100 million.

and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund's performance will be measured as listed below.

  FUND                                            LIPPER INDEX

  Aggressive Growth Fund                          Large-Cap Growth
  First Start Growth Fund                         Flexible Portfolio*
  Growth Fund                                     Large-Cap Growth
  Growth & Income Fund                            Multi-Cap Core
  High-Yield Opportunities Fund                   High Current Yield Bond
  Income Fund                                     A Rated Bond
  Income Stock Fund                               Equity Income
  Intermediate-Term Bond Fund                     Intermediate Investment Grade
  Science  &  Technology  Fund                    Science & Technology
  Short-Term Bond Fund                            Short Investment Grade Bond
  Small Cap Stock Fund                            Small-Cap Core
  Capital Growth Fund                             Global**
  Value Fund                                      Multi-Cap Value

* Prior to August 1, 2006, the Lipper Performance Index for the First Start Growth was Large-Cap Growth.

** Prior to December 1, 2005, the Lipper Performance Index for the Capital Growth Fund was Small-Cap Growth. Prior to August 1, 2006, the Manager voluntarily agreed to calculate the performance adjustment by comparing the Fund's performance to both the Lipper Small-Cap Growth Funds Index and the Lipper Global Funds Index, and then selecting the comparison that results in the lesser base fee adjustment for the Fund's shareholders. Effective August 1, 2006, the Lipper Performance Index formally changed from Small-Cap Growth to Global.

With respect to the Money Market Fund, the management fee will continue to consist solely of the base fee of 0.24% of its average net assets.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of each Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. The performance period for each Fund consists of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:


                              FIXED INCOME FUNDS:

     HIGH-YIELD OPPORTUNITIES FUND                       INCOME FUND
     INTERMEDIATE-TERM BOND FUND                    SHORT-TERM BOND FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
          (IN BASIS POINTS) 1                  (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)
              +/- 20 to 50                                 +/- 4
              +/- 51 to 100                                +/- 5
           +/- 101 and greater                             +/- 6

                                  EQUITY FUNDS:

     AGGRESSIVE GROWTH FUND                         FIRST START GROWTH FUND
          GROWTH FUND                                GROWTH & INCOME FUND
       INCOME STOCK FUND                            SCIENCE & TECHNOLOGY FUND
      SMALL CAP STOCK FUND                            CAPITAL GROWTH FUND
           VALUE FUND

OVER/UNDER PERFORMANCE RELATIVE TO INDEX            ANNUAL ADJUSTMENT RATE
          (IN BASIS POINTS) 1                  (IN BASIS POINTS AS A PERCENTAGE
                                                OF A FUND'S AVERAGE NET ASSETS)
             +/- 100 to 400                                +/- 4
             +/- 401 to 700                                +/- 5
           +/- 701 and greater                             +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                           EXAMPLES
                                      1            2            3            4              5             6
Fund Performance (a)               6.80%         5.30%        4.30%        (7.55%)       (-5.20%)      (3.65%)
Index Performance (a)              4.75%         5.15%        4.70%        (8.50%)       (-3.75%)      (3.50%)
                                 -------------------------------------------------------------------------------
Over/Under Performance (b)         + 205          +15         - 40         + 95           - 145         - 15
Annual Adjustment Rate (b)        +    6            0           -4          + 5             - 6            0
Monthly Adjustment Rate (c)          .0049%           n/a      (.0033%)       .0041%      (.0049%)           n/a
Base Fee for Month               $  221,918   $   221,918  $   221,918    $  221,918    $  221,918   $   221,918
Performance Adjustment               41,650             0     (28,050)        34,850       (41,650)            0
                                 -------------------------------------------------------------------------------
Monthly Fee                      $  263,568   $   221,918  $   193,868    $  256,768    $  180,268   $   221,918
                                 ===============================================================================

     (a) Average annual performance over a 36-month period
     (b) In basis points
     (c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated December 3, 2007 with The Renaissance Group LLC; dated July 9, 2007, with UBS Global Asset Management (Americas) Inc. (UBS); dated October 2, 2006, with Credit Suisse Asset
Management LLC (Credit Suisse); and dated August 1, 2006, with the other Subadvisers identified below under which each Subadviser provides day-to-day discretionary management of some or all of the applicable Fund's assets in accordance with that Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

The Subadvisory Agreement for the Growth Fund with respect to Renaissance will remain in effect until December 2, 2009. The Subadvisory Agreement for the Growth & Income Fund with respect to UBS will remain in effect until July 8, 2009. The Subadvisory Agreement for the First Start Growth Fund with respect to Credit Suisse will remain in effect until October 1, 2008. Each other Subadvisory Agreement will remain in effect with respect to a Fund until July 31, 2008. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to a Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of a Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the AGGRESSIVE GROWTH FUND, the Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico Capital). Marsico Capital was organized in September 1997 as a registered investment adviser. The Manager (not the Fund) pays Marsico Capital a fee in the annual amount of 0.35% of the portion of the Fund's average daily net assets that Marsico Capital manages.

For the GROWTH FUND, the Manager has entered into Subadvisory Agreements with The Renaissance Group LLC (Renaissance) and Loomis, Sayles & Company, L.P. (Loomis Sayles). Renaissance, located at The Baldwin Center, 625 Eden Park Drive,Suite 1200, Cincinnati, Ohio 45202, is an investment advisor that has specialized in growth equity management since 1978. Renaissance operates under the name of Renaissance Investment Management and is majority owned by Affiliated Managers Group, Inc., a publicly traded asset management company. The Manager (not the Fund) pays Renaissance a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Renaissance manages. The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that Loomis Sayles manages. Loomis Sayles, a Delaware limited partnership and registered investment adviser, is an indirect, wholly owned subsidiary of Natixis Global Asset Management, L.P., which in turn is owned by Natixis Asset Management.

For the GROWTH & INCOME FUND, the Manager has entered into Subadvisory Agreements with Wellington Management Company, LLP (Wellington Management), Loomis Sayles, Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), and UBS.

The Manager (not the Fund) pays Wellington Management a fee in an annual amount of 0.20% of the portion of the Fund's average daily net assets that Wellington Management manages. Wellington Management, a Massachusetts limited liability partnership and registered investment adviser, is owned entirely by its 94 partners, all of whom are active members of the firm.

The Manager (not the Fund) pays Loomis Sayles a fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages.

The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. BHMS, located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, has been in the investment management business since 1979, managing equity and fixed income assets for institutional investors such as pension funds, endowments and foundations, as well as subadvisory mutual fund relationships. All investment and operational functions are performed at its sole location in Dallas, Texas.

The Manager (not the Fund) pays UBS a fee in the annual amount of 0.20% of the portion of the Fund's average daily net assets that UBS manages. UBS, One North Wacker Drive, Chicago, Illinois, 60606, is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management Division. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

For the INCOME STOCK FUND, the Manager has entered into Subadvisory Agreements with Grantham, Mayo, Van Otterloo & Co. LLC (GMO) and OFI Institutional Asset Management (OFI Institutional). The Manager (not the Fund) pays GMO fees in the annual amount of 0.18% of the portion of the Fund's average daily net assets that GMO manages. GMO is located at 40 Rowes Wharf, Boston, MA 02110. GMO primarily manages assets for defined contribution and benefit plans, endowments, foundations, investment companies, and other institutional investors. The Manager (not the Fund) pays OFI Institutional fees in the annual amount of 0.085% of the Fund's average daily net assets for the first $500 million in assets that OFI Institutional manages and 0.075% of the Fund's average daily net assets in excess of $500 million that OFI Institutional manages. OFI Institutional is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

For the SCIENCE & TECHNOLOGY FUND, the Manager has entered into a Subadvisory Agreement with Wellington Management. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.45% of the Fund's average daily net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average daily net assets for assets over $100 million that Wellington Management manages.

For the FIRST START GROWTH FUND, the Manager has entered into a Subadvisory Agreement with Credit Suisse. The Manager (not the Fund) pays Credit Suisse a fee in the annual amount of 0.15% of the Fund's average daily net assets that Credit Suisse manages. Credit Suisse, Eleven Madison Avenue, New York, New York 10010, is one of the world's leading banks and provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

For the SMALL CAP STOCK FUND, the Manager has entered into Subadvisory Agreements with Batterymarch and Wellington Management. The Manager (not the
Fund) pays Batterymarch a fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages. Batterymarch is located at John Hancock Tower, 200 Clarendon Street, Boston, Massachusetts 02116. The Manager (not the Fund) pays Wellington Management a fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages.

For the CAPITAL GROWTH FUND, the Manager has entered into a Subadvisory Agreement with Batterymarch. The Manager (not the Fund) pays Batterymarch a fee based on the aggregate net assets that Batterymarch manages in the Cornerstone Strategy Fund, the World Growth Fund, and the Capital Growth Fund in the annual amount of 0.25% on the first $250 million of assets; 0.21% on assets over $250 million and up to $500 million; and 0.17% on assets over $500 million of the Fund's average daily net assets that Batterymarch manages.

For the VALUE FUND, the Manager has entered into a Subadvisory Agreement with BHMS. The Manager (not the Fund) pays BHMS a fee based on the aggregate net assets that BHMS manages in the Value Fund and Growth & Income Fund combined in the annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Company reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity (but not pay for printing or postage for such documents); respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) of the average net assets for each Fund except the Money Market Fund and the Aggressive Growth Fund, which is one-tenth of one percent (0.10%) of the average net assets for the Money Market Fund and effective May 1, 2002, one fourth of one percent (0.25%) of the average net assets for the Aggressive Growth Fund. We may also delegate one or more of our responsibilities to others at our expense.

For the last three fiscal years ended July 31, the Trust paid IMCO the following administration and servicing fees:

 FUND                               2005              2006              2007
 Aggressive Growth Fund         $ 2,560,919       $ 2,865,735       $ 2,989,456
 Growth Fund                    $ 1,289,266       $ 1,416,684       $ 1,336,092
 Growth & Income Fund           $ 1,831,463       $ 2,078,466       $ 2,247,715
 Income Stock Fund              $ 2,912,926       $ 3,149,123       $ 3,535,691
 Income Fund                    $ 2,639,258       $ 2,674,659       $ 2,711,032
 Short-Term Bond Fund           $   624,213       $   646,411       $   704,302
 Money Market Fund              $ 2,980,041       $ 3,796,081       $ 4,739,040
 Science & Technology Fund      $   489,859       $   528,169       $   544,150
 First Start Growth Fund*       $   315,350       $   358,406       $   343,493
 Intermediate-Term Bond Fund    $   483,515       $   593,063       $   824,317

 High-Yield Opportunities Fund  $   366,343       $   580,466       $   860,951
 Small Cap Stock Fund           $   363,553       $   519,071       $   689,932
 Capital Growth Fund            $   142,420       $   197,942       $   451,692
 Value Fund                     $   235,887       $   432,232       $   644,261

* The Fund's actual expenses exceeded the expense limitation; as a result, the Manager did not receive fees to which it would have been entitled.

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal year ended July 31, the Funds reimbursed the Manager for these legal and tax services as follows:

 FUND                             2005           2006           2007
 Aggressive  Growth  Fund       $ 25,000       $ 33,944       $ 22,527
 Growth  Fund                   $ 22,490       $ 30,165       $ 17,393
 Growth & Income  Fund          $ 27,901       $ 37,966       $ 27,859
 Income Stock Fund              $ 41,978       $ 53.806       $ 43,174
 Income Fund                    $ 38,700       $ 47,346       $ 34,032
 Short-Term  Bond Fund          $ 27,151       $ 27,194       $  9,021
 Money  Market Fund             $ 63,865       $ 85,141       $ 85,111
 Science &  Technology  Fund    $ 11,696       $ 16,500       $  7,248
 First Start  Growth Fund       $  8,075       $ 13,037       $  4,865
 Intermediate-Term  Bond Fund   $ 10,146       $ 16,225       $  9,748
 High-Yield  Opportunities Fund $  8,457       $ 16,692       $ 10,366
 Small Cap Stock Fund           $ 10,030       $ 16,509       $  8,433
 Capital Growth Fund            $  5,801       $ 10,495       $  4,791
 Value Fund                     $  6,756       $ 13,616       $  7,821

CODES OF ETHICS

The Funds, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and each Subadviser regarding compliance with the Codes of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. The Codes of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. Copies of the Codes of Ethics have been filed with the SEC and are available for public view.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting.

The Manager has retained Institutional Shareholder Services, Inc. (ISS) to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of Trustees or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines and ISS Global Proxy Voting Guidelines (the ISS Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of ISS, except as briefly described below. Before any voting deadline, ISS will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the ISS Guidelines. In evaluating ISS'
recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review ISS' recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to ISS' recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to ISS' recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any ISS recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-5318448; (ii) at usaa.com; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) at usaa.com; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of each Fund's shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $23 to $26 per account. In addition to the account-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders;
(3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or (ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent. This fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

OTHER ACCOUNTS MANAGED

The following tables set forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended July 31, 2007, unless otherwise specified.

                          NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                             AND ASSETS BY ACCOUNT TYPE                        ADVISORY FEE IS BASED ON PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY               REGISTERED        OTHER POOLED                   REGISTERED        OTHER POOLED
PORTFOLIO PORTFOLIO      INVESTMENT        INVESTMENT                     INVESTMENT        INVESTMENT
MANAGER   MANAGER        COMPANY           VEHICLES       OTHER ACCOUNTS  COMPANY           VEHICLES         OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------

USAA

Short-Term
Bond Fund

          R. Matthew
          Freund         2 ($1,345.7 mil)  0              0               2 ($1,345.7 mil)  0                0
          Julianne Bass  2 ($1,345.7 mil)  0              0               2 ($1,345.7 mil)  0                0

Intermediate-Term
Bond Fund

          R. Matthew
          Freund         2 ($1,158.4 mil)  0              0               2 ($1,158.4 mil)  0                0
          Julianne Bass  2 ($1,158.4 mil)  0              0               2 ($1,158.4 mil)  0                0

High-Yield Opportunities
Bond Fund

          R. Matthew
          Freund         2 (1,218.6 mil)   0              0               2 (1,218.6 mil)   0                0
          Julianne Bass  2 (1,218.6 mil)   0              0               2 (1,218.6 mil)   0                0

First Start Growth
Fund

          Arnold Espe    2 ($824.8 mil)    0              0               2 ($824.8 mil)    0                0
          Ronald Sweet   3 ($368.6 mil)    0              0               3 ($368.8 mil)    0                0

Income Fund

          Margaret
          Weinblatt      1 ($498.3 mil)    0              0               1 ($498.3 mil)    0                0
----------------------------------------------------------------------------------------------------------------------------

BATTERYMARCH

Small Cap
Stock Fund

          Stephen A.
          Lanzendorf     0                 0              0               0                 0                0

          Yu-Nien Ko     0                 0              0               0                 0                0

Capital
Growth
Fund*

          Charles F.
          Lovejoy        0                 0              0               0                 0                0

          Thomas Linkas  0                 0              0               0                 0                0

* Members of Batterymarch's U.S., International, and Emerging Markets Investment
Teams will  manage  this Fund.  However,  Thomas  Linkas,  CFA,  and  Charles F.
Lovejoy, CFA, will be responsible for the strategic oversight of the Fund's investments. Their focus will be on portfolio structure, and they will be primarily responsible for ensuring that the Fund complies with its investment objectives, guidelines, and restrictions and Batterymarch's current investment strategies. Several portfolio managers and research analysts across each of these investment teams will be assigned responsibility for servicing the Fund.

                          NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                             AND ASSETS BY ACCOUNT TYPE                        ADVISORY FEE IS BASED ON PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY               REGISTERED        OTHER POOLED                      REGISTERED        OTHER POOLED
PORTFOLIO PORTFOLIO      INVESTMENT        INVESTMENT                        INVESTMENT        INVESTMENT
MANAGER   MANAGER        COMPANY           VEHICLES       OTHER ACCOUNTS     COMPANY           VEHICLES         OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------

BHMS

Value
Fund      Mark Giambrone 8 ($4,026.8 mil)  1 ($2.1 mil)   16 ($1,147.6 mil)  1 ($3,734.8 mil)  0                0
          Timothy J.
          Culler         2 ($521.7 mil)    1 ($44.1 mil)  40 ($5,717.3 mil)  0                 0                3 ($582.8 mil)
          James P.
          Barrow         13($38,317.3 mil) 1 ($2.1 mil)   27 ($3,089.9 mil)  3 ($35,370.5 mil) 0                0
          Ray Nixon, Jr. 1 ($407.8 mil)    5 ($127.1 mil) 22 ($2,735.4 mil)  0                 0                0
          Robert J.
          Chambers       14 ($638.1 mil)   3 ($949.9 mil) 91 ($3,971.4 mil)  0                 0                0
          James S.
          McClure        3 ($823.3 mil)    1($5.0 mil)    16 ($761.0 mil)    0                 0                0
          John P. Harloe 3 ($823.3 mil)    1 ($5.0 mil)   16  ($761.0 mil)   0                 0                0

Growth &
Income
Fund
          Mark
          Giambrone      8 ($4,026.8 mil)  1 ($2.1 mil)   16 ($1,147.6 mil)  1 ($3,734.8 mil)  0                0
          Timothy J.
          Culler         2 ($521.7 mil)    1 ($44.1 mil)  40 ($5,717.3 mil)  0                 0                3 ($528.8 mil)
          James P.
          Barrow         13 ($38,317.3 mil)1 ($2.1 mil)   27 ($3,089.9 mil)  3 ($35,370.5 mil) 0                0
          Ray Nixon, Jr. 1 ($407.8 mil)    5 ($127.1 mil) 22 ($2,735.4 mil)  0                 0                0
          Robert J.
          Chambers       14 ($744.0 mil)   3 ($949.9 mil) 91 ($3,971.4 mil)  0                 0                0

------------------------------------------------------------------------------------------------------------------------------

CREDIT SUISSE

First Start
Growth
Fund
          Joseph Cherian 13 ($2.2 bil)     2 (85.1 mil)   8 ($747.5 mil)     0                 0                0
          William Weng   13 ($132 bil)     1 ($52.5 mil)  3 ($528.3 mil)     0                 0                0
          Eric Leng      13 ($132 bil)     1 ($52.5 mil)  3 ($528.3 mil)     0                 0                0
          Todd Jablonski 13 ($132 bil)     1 ($52.5 mil)  3 ($528.3 mil)     0                 0                0

                          NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                             AND ASSETS BY ACCOUNT TYPE                        ADVISORY FEE IS BASED ON PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY               REGISTERED        OTHER POOLED                      REGISTERED        OTHER POOLED
PORTFOLIO PORTFOLIO      INVESTMENT        INVESTMENT                        INVESTMENT        INVESTMENT
MANAGER   MANAGER        COMPANY           VEHICLES       OTHER ACCOUNTS     COMPANY           VEHICLES         OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------

GMO


Income
Stock
Fund      Robert Soucy   0                 0              0                  0                 0                0
          Sam  Wilderman 0                 0              0                  0                 0                0

------------------------------------------------------------------------------------------------------------------------------

LOOMIS SAYLES

Growth
Fund
          Mark Baribeau  9 ($2.0 bil)      28 ($3.3 bil)  132 ($4.5 bil)     0                 2 ($166.7 mil)   0
          Pamela
          Czekanski      7 ($1.3 bil)      28 ($3.3 bil)  127 ($4.6 bil)                       2 ($166.7 mil)   0
          Richard Skaggs 7 ($1.3 bil)      28 ($3.3 bil)  96 ($4.4 bil)                        2 ($166.7 mil)   0

Growth &
Income
Fund
          Mark Baribeau  0                 0              0                  0                 0                0
          Pamela
          Czekanski      0                 0              0                  0                 0                0
          Richard
          Skaggs         0                 0              0                  0                 0                0

------------------------------------------------------------------------------------------------------------------------------

MARSICO

Aggressive
Growth
Fund
          Thomas F.
          Marsico        0                 0              0                  0                 0                0

------------------------------------------------------------------------------------------------------------------------------

OFI INSTITUTIONAL

Income
Stock
Fund
          David Schmidt  0                 0              0                  0                 0                0

                          NUMBER OF OTHER ACCOUNTS MANAGED                   NUMBER OF ACCOUNTS AND ASSETS FOR WHICH
                             AND ASSETS BY ACCOUNT TYPE                        ADVISORY FEE IS BASED ON PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------
FUNDS
MANAGED BY               REGISTERED        OTHER POOLED                      REGISTERED        OTHER POOLED
PORTFOLIO PORTFOLIO      INVESTMENT        INVESTMENT                        INVESTMENT        INVESTMENT
MANAGER   MANAGER        COMPANY           VEHICLES       OTHER ACCOUNTS     COMPANY           VEHICLES         OTHER ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------

WELLINGTON MANAGEMENT

Growth & Income
Fund
          Matthew E.
          Megargel       0                 0              0                  0                 0                0
          Francis J.
          Boggan
          Maya K. Bittar 0                 0              0                  0                 0                0
          Jeffrey L.
          Kripe          0                 0              0                  0                 0                0

Science &
Technology
Fund
          Joseph H.
          Schwartz       0                 0              0                  0                 0                0
          Scott Simpson  0                 0              0                  0                 0                0
          John F.
          Averill        0                 0              0                  0                 0                0
          Bruce L.
          Glazer         0                 0              0                  0                 0                0
          Anita M.
          Killian        0                 0              0                  0                 0                0
          Vikram Murthy  0                 0              0                  0                 0                0
          Eric
          Stromquist     0                 0              0                  0                 0                0

Small Cap
Stock Fund
          Timothy J.
          McCormack      0                 0              0                  0                 0                0
          Shaun F.
          Pedersen       0                 0              0                  0                 0                0
          Stephen
          O'Brien        0                 0              0                  0                 0                0

------------------------------------------------------------------------------------------------------------------------------

RENNAISSANCE

Growth
Fund
          Michael E.
          Schroer        0                 0              0                  0                 0                0
          Paul A.
          Radomski       0                 0              0                  0                 0                0
          Eric J.
          Strange        0                 0              0                  0                 0                0

USAA

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Mutual Fund, Inc., also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, the portfolio managers of USAA beneficially owned securities of the Fund in which they managed in the following dollar range:

  PORTFOLIO MANAGER            FUND                         DOLLAR RANGE

  R.  Matthew Freund     Short-Term Bond Fund             $50,001 - $100,000
                         Intermediate-Term Bond Fund      $50,001 - $100,000
                         High-Yield Opportunities Fund    $50,001 - $100,000

  Margaret Weinblatt     Income Fund                      $100,001 - $500,000

  Arnold Espe            First Start Growth Fund          $10,001 - $50,000

BATTERYMARCH

CONFLICTS OF INTEREST: Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF INVESTMENT OPPORTUNITIES: If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity. However, Batterymarch has adopted compliance policies and procedures for such situations that are aimed to provide, over the long run, for fair treatment of each client account. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. Sales of securities are allocated across all similarly managed client accounts (i.e., managed under the same mandate and style) on a pro-rata basis. Batterymarch's trade order management system is able to process trade allocations automatically, including pro-rata allocations.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES: Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its market neutral portfolios under management, and Batterymarch's market neutral portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage its market neutral portfolios. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

PERSONAL SECURITIES TRANSACTIONS: Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

Batterymarch is the investment adviser to a pooled investment vehicle that invests in long and short positions, under a US all capitalization market neutral equity strategy. Certain Batterymarch employees have ownership interests in this fund. Employee ownership of this market neutral fund may create potential conflicts of interest for Batterymarch.

PERFORMANCE-BASED FEE ARRANGEMENTS: Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation, as described below in our response under Compensation.

SOFT DOLLARS: Batterymarch does not use brokerage commissions (I.E., soft dollars) to pay for third party research products and services. Batterymarch does receive proprietary research products and services directly from certain brokers, but for US equity mandates, including the Funds, the provision of research services to Batterymarch by a broker does not alone influence Batterymarch to select that broker.

COMPENSATION: Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

* Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as each of the Funds. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer managers. There is no fixed formula used in this analysis;

*    Portfolio manager assistance in servicing clients; and

*    Portfolio manager contribution to new business development.

Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of Batterymarch beneficially owned shares of the USAA Funds they managed.

BHMS

CONFLICTS OF INTEREST: Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION: In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of BHMS beneficially owned any securities of the USAA Funds they managed.

CREDIT SUISSE

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA First Start Growth Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the USAA First Start Growth Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the USAA First Start Growth Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA First Start Growth Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Strategies Group, which manages the USAA First Start Growth Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The Fund seeks long-term capital growth with reduced volatility over time by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the USAA First Start Growth Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the USAA First Start Growth Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the USAA First Start Growth Fund purchase long positions on such security then this could adversely affect the Long-Short
Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the USAA First Start Growth Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: Credit Suisse's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. T he factors taken into account in determining a portfolio manager's bonus include the USAA First Start Growth Fund's performance, assets held in the USAA First Start Growth Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

PORTFOLIO OWNERSHIP: As of July 31, 2007, no portfolio managers of Credit Suisse beneficially owned any securities of the USAA Fund they managed.

GMO

CONFLICTS OF INTEREST: Whenever a portfolio manager manages other accounts, including accounts that pay higher fees or accounts that pay performance-based fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the fund and the investment strategy of the other accounts and potential conflicts in the allocation of investment opportunities between the fund and such other accounts. GMO believes several factors limit the conflicts between the Fund and other similar stock accounts managed by the Fund's portfolio management team or individual members of the team. First, discipline and constraints are imposed because the investment programs of the Fund and other similar accounts are determined based on quantitative models. Second, all portfolio management team members are aware of and abide by GMO's trade allocation procedures, which seek to ensure fair allocation of investment opportunities among all accounts. Performance attribution with full transparency of holdings and identification of contributors to gains and losses act as important controls on conflicts that might otherwise exist. Performance dispersion among accounts employing the same investment strategy but with different fee structures is periodically examined by the Fund's portfolio management team and GMO's Investment Analysis team to ensure that any divergence in expected performance is adequately explained by differences in the client's investment guidelines and timing of cash flows.

COMPENSATION: The senior member of the Fund's portfolio management team is a member (partner) of GMO. Compensation for the senior member consists of a base salary, a partnership interest in the firm's profits and possibly an additional, discretionary, bonus. Compensation does not disproportionately reward out-performance by higher fee/performance fee products. GMO's Compensation Committee sets the senior member's base salary taking into account current industry norms and market data to ensure that the base salary is competitive. The Compensation Committee also determines the senior member's partnership interest, taking into account the senior member's contribution to GMO and GMO's mission statement. A discretionary bonus may be paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market. Because each member's compensation is based on his individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation. Partnership interests in GMO are the primary incentive for senior level persons to continue employment at GMO. GMO believes that partnership interests provide the best incentive to maintain stability of portfolio management personnel.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no members of the management team of GMO beneficially owned any securities of the USAA Fund they managed.

LOOMIS SAYLES

CONFLICTS OF INTEREST: The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances, and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION: Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for our clients. Portfolio manager compensation is made up of three main components - base salary, variable compensation, and a long-term incentive program. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance, and market considerations. Variable compensation is an incentive-based component, and generally represents a significant multiple of base salary. Variable compensation is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit, and team commitment. Investment performance is the primary component of total variable compensation, and generally represents at least 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the department's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually and may decrease or eliminate their contribution to variable compensation.

EQUITY MANAGERS. Investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1-, 3-, and 5year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark (Russell 1000 Growth Index) is used as a secondary comparison. Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style. With respect to the peer group that Loomis Sayles uses for manager compensation, we obtain performance data from outside consultants that contains the performance of institutional investment advisers that offer products similar to those offered by Loomis Sayles. We use this data as a comparison with the Loomis Sayles' composite performance in the portfolio managers' style (E.G. the Loomis Sayles Large Cap Growth Composite, which is made up of certain Loomis
Sayles'--advised   large  cap  growth   accounts)   to   determine  PM  variable
compensation.

GENERAL. Mutual funds are not included in the firm's composites, so unlike other managed accounts, fund performance and asset size do not directly contribute to this calculation. However, each fund managed by the firm employs strategies endorsed by the firm and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers.

Loomis Sayles has developed and implemented two distinct LONG-TERM INCENTIVE PLANS to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

* the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

* upon retirement a participant will receive a multi-year payout for his or her vested units;

* participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to April 1, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of Loomis Sayles beneficially owned any securities of the USAA Fund they managed.

MARSICO CAPITAL

COMPENSATION: Marsico Capital's portfolio managers are generally subject to the compensation structure applicable to all Marsico Capital employees. As such, Mr. Marsico's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico Capital's overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico Capital.

Although Marsico Capital may compare account performance with relevant benchmark indices, portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico Capital seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico Capital's Investment Team, contributions to Marsico Capital's overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other Marsico Capital benefits to the same extent and on the same basis as other Marsico Capital employees.

CONFLICT OF INTEREST: Portfolio managers at Marsico Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the USAA Aggressive Growth Fund and USAA Growth Fund based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico Capital often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico Capital's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico Capital's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico Capital has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico Capital's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico Capital's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

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

As discussed above, Marsico Capital has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico Capital monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of Marsico Capital beneficially owned any securities of the USAA Funds they managed. Marsico Capital's Code of Ethics does not permit covered employees, including portfolio managers, to invest in mutual funds subadvised by Marsico Capital.

OFI INSTITUTIONAL

CONFLICTS OF INTEREST: The Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds or accounts are the same as, or different from, the Fund's investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Advisor have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Advisor than the fee structure of the Fund, the Sub-Advisor could have an incentive to favor the other fund or account. However, the Sub-Advisor's compliance procedures and Code of Ethics recognize the Sub-Advisor's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the Fund's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

COMPENSATION: The Fund's Portfolio Manager is employed and compensated by the Sub-Advisor, not the Fund. Under the Sub-Advisor's compensation program for its portfolio managers and portfolio analysts, their compensation is based on the investment performance results of the funds and accounts they manage, as well as the financial success of the Sub-Advisor. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their shareholders. The Sub-Advisor's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of November 1, 2006, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Sub-Advisor's holding company parent. Senior portfolio managers may also be eligible to participate in the Sub-Advisor's deferred compensation plan.

To help the Sub-Advisor attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Sub-Advisor and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, no portfolio manager of OFI Institutional beneficially owned any securities of the USAA Funds they managed.


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

WELLINGTON MANAGEMENT

CONFLICTS OF INTEREST: Individual Investment Professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund's managers listed in the prospectuses who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the
Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Messrs. Averill, Glazer and Stromquist also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to Investment Professional are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single account, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.

COMPENSATION: The Funds pay Wellington Management a fee based on the assets under management of the each Fund as set forth in the Subadvisory Agreement between Wellington Management and Adviser on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2007.

Wellington Management's compensation structure is designed to attract and retain high-caliber Investment Professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional's experience and performance in their respective roles. Base salaries for employee are reviewed annually and may be adjusted based on the recommendation of the Investment Professional's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the equity Investment Professionals, including portfolios with performance fees. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Averill, Boggan, Glazer, Megargel, O'Brien, Schwartz, Simpson and Stromquist are all partners of the firm.

         FUND                              BENCHMARK INDEX AND/OR PEER GROUP

GROWTH & INCOME FUND                       S&P 500 Index (Russell 1000 Index
                                           through 12-31-04) (Megargel)
                                           Russell MidCap Index (Russell
                                           1000 Index through 12-31-04)(Kripke)
                                           DJ/Wilshire US Mid Cap Index-Full
                                           Cap (Boggan)

SMALL CAP STOCK FUND                       Russell 2000 Value Index
SCIENCE & TECHNOLOGY FUND
 (SCIENCE PORTION)                         S&P 500 Healthcare Index

SCIENCE & TECHNOLOGY FUND
  (TECHNOLOGY PORTION)                     Goldman Sachs Technology Total
                                           Return Index

PORTFOLIO OWNERSHIP: As of the fiscal year ended July 31, 2007, the portfolio managers of Wellington Management beneficially owned securities of the USAA Funds they managed in the following dollar range:

     PORTFOLIO MANAGER         FUND                         DOLLAR RANGE

     Matthew E. Megarel       Growth and Income Fund      $100,001-$500,000
     Stephen T. O'Brien       Small Cap Stock Fund        $500,000-$1,000,000

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.

CONFLICTS OF INTEREST: The management of a portfolio and other accounts by a portfolio manager for UBS could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity, such as an initial or secondary public offerings, that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

COMPENSATION: Compensation and benefits programs for UBS are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of UBS's investment professionals with the interests of its clients. Overall compensation can be grouped into four categories:

1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

2.   Annual bonus, tied to individual contributions and investment performance.

3.   Analyst incentives, tied to performance of model portfolios.

4.   UBS equity awards, promoting company-wide success and employee retention.

Base salary is used to recognize the experience, skills and knowledge that UBS's investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.


Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results. UBS strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns its investment professionals' interests with those of the firm's clients.

ANALYST INCENTIVES. Because UBS values its proprietary research, it has designed a compensation system that has made investment analysis a highly regarded career within the firm. Grouped into 12 global sector teams, UBS analysts manage model portfolios in global and local sectors. Portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which the firm evaluates over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. UBS believes that this system closely aligns its analysts' incentives with its clients.

UBS AG EQUITY. Many of UBS's senior investment professionals are required to defer a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader equity share ownership is encouraged for all employees through "Equity Plus." This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. UBS feels this engages its employees as partners in the firm's success, and helps to maximize UBS's integrated business strategy.

PORTFOLIO OWNERSHIP: As of July 31, 2007, no portfolio manager of UBS beneficially owned any shares of the USAA Growth & Income Fund.

RENAISSANCE

CONFLICTS OF INTEREST: Renaissance does not foresee any potentially material conflicts of interest as a result of concurrent management of the Growth Fund and other accounts.

COMPENSATION: Renaissance compensates the Managing Partners through a structure comprised of a percentage of the overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of the overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all compensation and firm operating expenses are paid. There is no difference in the methodology of compensation across the accounts that the partners manage.

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

PORTFOLIO OWNERSHIP: As of December 1, 2007, no portfolio manager of Renaissance beneficially owned shares of the USAA Growth Fund.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (i.e., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on usaa.com. This general policy shall not apply, however, in the following instances:

* Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

* Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

*    As disclosed in this SAI; and

*    As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to a Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, the Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO) or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on usaa.com 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily net asset value and other recordkeeping functions. In addition, assets of the Aggressive Growth, Growth, Growth & Income, Income Stock, Science & Technology, First Start Growth, Small Cap Stock, Capital Growth, High-Yield Opportunities, and Value Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1600 K Street, N.W., Washington, DC 20006-1600, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1.   LONG-TERM DEBT RATINGS:

MOODY'S INVESTORS SERVICES

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

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

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

 BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated C is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH

 AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

 AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

 A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

 BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

 BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

 B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

 CCC     HIGH  DEFAULT  RISK.   "CCC"  ratings   indicate   default  is  a  real
         possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

 CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

 C       HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

DD       DEFAULT. "DD" indicates potential recoveries in the range of 50% - 90%.

D        DEFAULT. "D" indicates the lowest recovery potential, I.E. below 50%.

PLUS (+) OR MINUS (-): THE RATINGS FROM "AA" TO "CCC" MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

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

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC.

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. There ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in our opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in our opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in our opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in our opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in our opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc,
cc, c Assigned to issues, where the issuer has, in our opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "CCC" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

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

2. SHORT-TERM DEBT RATINGS:

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG        This  designation  denotes   speculative-grade  credit  quality.  Debt
          instruments   in  this  category  may  lack   sufficient   margins  of
          protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  Capacity   for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issued designated A-1.

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

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory   capacity  to  pay   principal   and   interest,   with  some
     vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   FAIR  CREDIT  QUALITY.   The  capacity  for  timely  payment  of  financial
     commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)     Short-term  debt rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity that  possesses  unquestioned ability to repay current  liabilities as they fall due.  Entities
               rated  in  this  category   normally  maintain  strong  liquidity
               positions,  conservative debt levels and profitability,  which is both  stable  and  above  average.  Companies  achieving  an "R-1
               (high)"  rating  are  normally  leaders  in  structurally   sound
               industry segments with proven track records, sustainable positive future results and no substantial  qualifying  negative  factors.
               Given  the  extremely  tough   definition,   which  Dominion  has
               established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)   Short-term  debt  rated  "R-1  (middle)"  is of  superior  credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

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

R-1 (low)      Short-term  debt  rated  "R-1  (low)" is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)      Short-term  debt rated  "R-2" is of adequate  credit  quality and within the three  subset  grades,  debt  protection  ranges  from having reasonable  ability for timely repayment to a level, which is considered  only just adequate.  The liquidity and debt ratios of  entities  in the  "R-2"  classification  are not as strong as those in the "R-1"  category,  and the past and future  trend may suggest  some risk of  maintaining  the strength of key ratios in
               these  areas.   Alternative  sources  of  liquidity  support  are
               considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit." Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)
               Short-term debt rated "R-3" is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2     Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  a
          satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

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


06143-1207

                             USAA MUTUAL FUNDS TRUST

PART C.      OTHER INFORMATION

ITEM 23.                   EXHIBITS

a      (i)        USAA Mutual Funds Trust First Amended and Restated Master
                  Trust Agreement dated April 20, 2006 (12)
       (ii)       USAA Mutual Funds Trust Second Amended and Restated Master
                  Trust Agreement dated June 27, 2006 (15)

b                 First Amended and Restated By-Laws, dated April 20, 2006 (12)

c                 None other than provisions contained in Exhibits (a)(i),
                  (a)(ii), and (b) above

d      (i)        Advisory Agreement dated August 1, 2001 with respect to the
                  Florida Tax-Free Income and Florida Tax-Free Money Market
                  Funds (7)
       (ii)       Management Agreement for the Extended Market Index Fund (15)
       (iii)      Advisory Agreement for the Nasdaq-100 Index Fund (15)
       (iv)       Advisory Agreement for the S&P 500 Index Fund (15)
       (v)        Advisory Agreement with respect to all other funds (15)
       (vi)       Investment Subadvisory Agreement between IMCO and BHMS dated
                  August 1, 2006 (15)
       (vii)      Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
       (viii)     Investment Subadvisory Agreement between IMCO and The Boston
                  Company dated August 1, 2006 (15)
       (ix)       Investment Subadvisory Agreement between IMCO and GMO dated
                  August 1, 2006 (15)
       (x)        Investment Subadvisory Agreement between IMCO and Loomis
                  Sayles dated August 1, 2006 (15)
       (xi)       Investment Subadvisory Agreement between IMCO and Marsico
                  dated August 1, 2006 (15)
       (xii)      Investment Subadvisory Agreement between IMCO and MFS dated
                  August 1, 2006 (15)
       (xiii)     Investment Subadvisory Agreement between IMCO and NTI dated
                  August 1, 2006 (15)
       (xiv)      Investment Subadvisory Agreement between IMCO and OFI
                  Institutional dated August 1, 2006 (15)
       (xv)       Investment Subadvisory Agreement between IMCO and Wellington
                  Management dated August 1, 2006 (15)
       (xvi)      Investment Subadvisory Agreement between IMCO and Credit
                  Suisse Asset Management, LLC dated October 2, 2006 (16)
       (xvii)     Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated August 1, 2006 (15)
       (xviii)    Investment Subadvisory Agreement between IMCO and Deutsche
                  Investment Management Americas Inc. dated October 2, 2006 (16)
       (xix)      Amendment No. 2 to Investment Subadvisory Agreement between
                  IMCO and Batterymarch dated October 2, 2006 (16)
       (xx)       Amendment No. 1 to Investment Subadvisory Agreement between
                  IMCO and Deutsche Investment Management Americas Inc. (18)

       (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
       (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)

       (xxiii) Form of Investment Subadvisory Agreement between IMCO and The Renaissance Group, LLC (filed herewith)
       (xxiv) Form of Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC (filed herewith)

e      (i)        Underwriting Agreement dated June 25, 1993 (1)
       (ii)       Letter  Agreement  dated May 10,  1994 adding  Texas  Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (iii)      Letter Agreement to Underwriting Agreement adding 37
                  funds (15)

f                 Not Applicable

g      (i)        Amended and Restated Custodian Agreement dated July 31, 2006 with Fee Schedule dated November 28, 2006 (16)
       (ii)       Form of Custodian Agreement for Extended Market Index
                  Fund (12)
       (iii)      Custodian Agreement for S&P 500 Index Fund dated July 31,
                  2006 (17)
       (iv)       Subcustodian Agreement dated March 24, 1994 (2)
       (v)        Fee Schedule dated July 1, 2007 (20)

h      (i)        Transfer Agency Agreement dated November 13, 2002 (8)
       (ii)       Letter Agreement to Transfer Agency Agreement adding
                  37 funds (15)
       (iii)      Administration and Servicing Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida
                  Tax-Free Money Market Funds (7)
       (iv)       Administration and Servicing Agreement dated August 1, 2006 for 37 Funds (15)
       (v)        Letter Agreement dated May 10, 1994 adding Texas Tax-Free
                  Income Fund and Texas Tax-Free Money Market Fund (1)
       (vi)       Master Revolving Credit Facility Agreement with USAA Capital
                  Corporation dated October 2, 2006 (16)
       (vii)      Agreement and Plan of Conversion and Termination  with respect to USAA Mutual Fund, Inc. (15)
       (viii)     Agreement and Plan of Conversion and Termination with respect to USAA Investment Trust (15)
       (ix)       Agreement and Plan of Conversion and Termination with respect to USAA Tax Exempt Fund, Inc. (15)
       (x)        Form of Amended and Restated Master-Feeder Participation
                  Agreement Among USAA Mutual Funds Trust, BlackRock
                  Advisors, LLC, USAA Investment Management Company, and
                  BlackRock Distributors, Inc. Dated as of March 30, 2007 (18)
       (xi)       Form of Amended and Restated Subadministration Agreement (18)
i      (i)        Opinion and Consent of Counsel with respect to Cornerstone
                  Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging
                  Markets, International, Precious Metals and Minerals, and
                  World Growth Funds, and GNMA and Treasury Money Market
                  Trusts (20)

       (ii) Opinion and Consent of Counsel with respect to Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Short-Term Bond, Money Market, Science & Technology, First Start Growth, Small Cap Stock, Intermediate-Term Bond,
                  High-Yield Opportunities, Capital Growth, and Value Funds (filed by amendment)

       (iii) Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100 Index Funds (18)

       (iv) Opinion and Consent of Counsel with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market (19)

j      (i)        Consent of Independent Registered Public Accounting Firm with respect to Cornerstone Strategy, Balanced Strategy, Growth and
                  Tax Strategy, Emerging Markets, International, Precious Metals and Minerals, and World Growth Funds, and GNMA and Treasury
                  Money Market Trusts (20)

       (ii) Consent of Independent Registered Public Accounting Firm with respect to Aggressive Growth, Growth, Growth & Income, Income, Income Stock, Short-Term Bond, Money Market, Science & Technology, First Start Growth, Small Cap Stock, Intermediate-Term Bond, High-Yield Opportunities, Capital Growth, and Value Funds (filed by amendment)

       (iii) Consent of Independent Registered Public Accounting Firm with respect to Total Return Strategy, Extended Market Index, S&P 500 Index, and Nasdaq-100 Index Funds (18)

       (iv) Consent of Independent Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term, Tax Exempt Short-Term, Tax Exempt Money Market, California Bond, California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market, (19)

k                 Omitted Financial Statements - Not Applicable

l                 SUBSCRIPTIONS AND INVESTMENT LETTERS
       (i)        Florida  Bond Fund and Florida  Money Market Fund dated
                  June 25, 1993 (1)
       (ii)       Texas Tax-Free Income Fund and Texas Tax-Free Money Market
                  Fund dated May 3, 1994 (1)

m                 12b-1 Plans - Not Applicable
n                 18f-3 Plans - (12)

o                 Reserved

p                 CODE OF ETHICS

       (i)        USAA Investment Management Company dated September 20,
                  2007 (20)
       (ii)       Northern Trust Investments dated February 1, 2005 (14)
       (iii)      BlackRock, Inc. dated September 30, 2006 (16)
       (iv)       Batterymarch Financial Management, Inc. dated February 1,
                  2005 (14)
       (v)        Marsico Capital Management, LLC (37) dated April 1, 2005 (14)
       (vi)       Wellington Management Company, LLP dated January 1, 2005 (14)
       (vii)      Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
       (viii)     Grantham, Mayo, Van Otterloo & Co., LLC dated October 26,
                  2005 (15)
       (ix)       Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3,
                  2006 (15)
       (x)        OFI Institutional Asset Management dated March 31, 2006 (15)
       (xi)       The Boston Company Asset Management LLC dated November
                  2006 (17)
       (xii)      MFS Investment Management dated January 1, 2007 (17)
       (xiii)     Credit Suisse Asset Management, LLC dated April 2006 (15)
       (xiv)      Deutsche Investment Management Americas Inc. dated
                  August 11, 2006 (20)
       (xv)       Quantitative Management Associates (19)
       (xvi)      UBS Global Asset Management (19)


q                 POWERS OF ATTORNEY
                  Powers of Attorney for Christopher W. Claus, Michael Reimherr, Richard A. Zucker, Barbara B. Dreeben, Robert L. Mason, and Debra K. Dunn dated September 13, 2006 (15)

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
     2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
     2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2005).

(12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).

(13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).

(14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2006).

(15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29,
     2006).

(16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28,
     2006).

(17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1,
     2007).

(18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26,
     2007).

(19) Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26,
     2007).

(20) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26,
     2007).

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

              Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.      INDEMNIFICATION

              Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

              (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

              (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct,
                    (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

                    Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                    As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

                    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Growth Fund and Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and the World Growth Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at Eleven Madison Lexington Avenue, New York, New York 10010, serves as a subadviser to the Cornerstone Strategy Fund and the First Start Growth Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the Balanced Strategy Fund and the Total Return Strategy Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m) Quantitative Management Associates (QMA), located at 466 Lexington Avenue, New York, NY 10017, serves as subadvisor to the Cornerstone Strategy Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, IL 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

ITEM 27.      PRINCIPAL UNDERWRITERS

              (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

              (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL           POSITION AND OFFICES       POSITION AND OFFICES
   BUSINESS ADDRESS             WITH UNDERWRITER                WITH FUND

Christopher W. Claus          Chief Investment Officer     President, Trustee
9800 Fredericksburg Road      and Chairman of the          and Vice Chairman
San Antonio, TX 78288         Board of Directors           of the Board of
                                                           Trustees

Kristi A. Matus               Director and President       Senior Vice President
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson           Senior Vice President,       Vice President
9800 Fredericksburg Road      Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard                Senior Vice President,       Secretary
9800 Fredericksburg Road      Secretary and Counsel
San Antonio, TX 78288

Debra K. Dunn                 Assistant Vice President     Treasurer
9800 Fredericksburg Road      and Treasurer
San Antonio, TX 78288

Jeffrey D. Hill               Assistant Vice President     Chief Compliance
9800 Fredericksburg Road      Mutual Funds Compliance      Officer
San Antonio, TX 78288

Terri L. Luensmann            Senior Vice President,       None
9800 Fredericksburg Road      Investment Operations
San Antonio, TX 78288

Casey L. Wentzell             Senior Vice President,       None
9800 Fredericksburg Road      Investment Sales and Service
San Antonio, TX 78288

         (c)      Not Applicable

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS

             The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company          Northern Trust Investments, N.A.
9800 Fredericksburg Road                    50 S. LaSalle Street
San Antonio, Texas 78288                    Chicago, Illinois 60603

USAA Shareholder Account Services           Chase Manhattan Bank
9800 Fredericksburg Road                    4 Chase MetroTech
San Antonio, Texas 78288                    18th Floor
                                            Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Growth & Income Fund, Science & Technology Fund and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Growth Fund and Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, Emerging Markets Fund, and World Growth Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 6060375
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and the Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging Markets Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and the First Start Growth Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, NY 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund and Total Return Strategy Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, IL 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

ITEM 29.     MANAGEMENT SERVICES

             Not Applicable.

ITEM 30.     UNDERTAKINGS

             None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 20th day of September, 2007.

                                                 USAA MUTUAL FUNDS TRUST

                                                 /s/ Christopher W. Claus
                                                 -----------------------------
                                                 Christopher W. Claus
                                                 President

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature)                        (Title)                    (Date)


/s/ Richard A. Zucker            Chairman of the              September 20, 2007
------------------------------   Board of Trustees
Richard A. Zucker


/s/ Christopher W. Claus         Vice Chairman of the Board   September 20, 2007
------------------------------   of Trustees and President
Christopher W. Claus             (Principal Executive Officer)


 /s/ Debra K. Dunn               Treasurer (Principal)        September 20, 2007
------------------------------   Financial and
Debra K. Dunn                    Accounting Officer)


/s/ Barbara B. Dreeben
------------------------------   Trustee                      September 20, 2007
Barbara B. Dreeben

/s/ Robert L. Mason
------------------------------   Trustee                      September 20, 2007
Robert L. Mason

/s/ Michael F. Reimherr
------------------------------   Trustee                      September 20, 2007
Michael F. Reimherr

                                  EXHIBIT INDEX

EXHIBIT                                     ITEM                    PAGE NO.

d      (xxiii)    Form of Investment Subadvisory Agreement
                  between IMCO and The Renaissance Group, LLC            155
       (xxiv)     Form of Investment Subadvisory Agreement
                  between IMCO and Credit Suisse Securities
                  (USA) LLC                                              170